                              P R O S P E C T U S

                               SEPTEMBER 13, 1999

 PLEASE CAREFULLY READ THE IMPORTANT INFORMATION IT CONTAINS BEFORE INVESTING.

                       DIMENSIONAL INVESTMENT GROUP INC.
                 ---------------------------------------------

  Dimensional Investment Group Inc. is a mutual fund that offers a variety of investment portfolios. Each Portfolio
 described in this Prospectus: - Has its own investment objective and policies, and is the equivalent
   of a separate mutual fund. - Is exclusively available to 401(k) plans and clients
   of registered investment advisers. - Is designed for long-term investors.

           The Portfolios do not charge sales commissions or "loads."

                     DFA INTERNATIONAL VALUE PORTFOLIO III
                       U.S. LARGE CAP VALUE PORTFOLIO III
                 TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO II
                 TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO XI

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE
                         SECURITIES OR PASSED UPON THE
 ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
                                    OFFENSE.

                               TABLE OF CONTENTS

RISK/RETURN SUMMARY....................................................................          1
  ABOUT THE PORTFOLIOS.................................................................          1
  MANAGEMENT...........................................................................          1
  INVESTMENT OBJECTIVES, STRATEGIES AND RISKS..........................................          2
  OTHER RISKS..........................................................................          3
  RISK AND RETURN BAR CHARTS AND TABLES................................................          4

FEES AND EXPENSES......................................................................          5

ANNUAL FUND OPERATING EXPENSES.........................................................          6

EXAMPLE................................................................................          6

SECURITIES LENDING REVENUE.............................................................          7

HIGHLIGHTS.............................................................................          7
  MANAGEMENT AND ADMINISTRATIVE SERVICES...............................................          7
  DIVIDEND POLICY......................................................................          7
  PURCHASE, VALUATION AND REDEMPTION OF SHARES.........................................          7

INVESTMENT OBJECTIVES AND POLICIES.....................................................          7
  DFA INTERNATIONAL VALUE PORTFOLIO III................................................          7
  PORTFOLIO CONSTRUCTION...............................................................          8
  MALAYSIAN SECURITIES.................................................................          8
  THE U.S. LARGE CAP VALUE PORTFOLIO...................................................          9
  PORTFOLIO CONSTRUCTION...............................................................          9

TAX-MANAGED VALUE PORTFOLIOS...........................................................          9
  PORTFOLIO CONSTRUCTION...............................................................         10
  TAX MANAGEMENT STRATEGIES............................................................         10

EQUITY PORTFOLIOS......................................................................         11

DEVIATION FROM MARKET CAPITALIZATION WEIGHTING.........................................         11

SECURITIES LOANS.......................................................................         12

MANAGEMENT OF THE PORTFOLIOS...........................................................         12
  CONSULTING SERVICES--INTERNATIONAL VALUE SERIES......................................         13

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.......................................         13

PURCHASE OF SHARES.....................................................................         15
  IN KIND PURCHASES....................................................................         15

VALUATION OF SHARES....................................................................         16
  NET ASSET VALUE......................................................................         16
  PUBLIC OFFERING PRICE................................................................         16

EXCHANGE OF SHARES.....................................................................         16

REDEMPTION OF SHARES...................................................................         17
  REDEMPTION PROCEDURES................................................................         17
  REDEMPTION OF SMALL ACCOUNTS.........................................................         18
  REDEMPTION IN-KIND...................................................................         18

THE FEEDER PORTFOLIOS..................................................................         18

FINANCIAL HIGHLIGHTS...................................................................         19

SERVICE PROVIDERS......................................................................         23

RISK/RETURN SUMMARY

ABOUT THE PORTFOLIOS
-------------------

THE PORTFOLIOS HAVE SPECIAL STRUCTURES: The Portfolios are "Feeder Portfolios" -- portfolios that do not buy individual securities directly. Instead, they invest in corresponding mutual funds called "Master Funds". Master Funds in turn purchase stocks, bonds and/or other securities.

POSSIBLE COMPLICATIONS: The Master-Feeder structure is relatively new and more complex. While this structure is designed to reduce costs, it may not do so. As a result, a Portfolio might encounter operational or other complications.

A Master Fund buys securities directly. A corresponding Feeder Portfolio invests in the Master Fund's shares. The two have the same gross investment returns.

MANAGEMENT
------------

Dimensional Fund Advisors Inc. (the "Advisor") is the investment manager for the Master Funds. (A Feeder Portfolio does not need an investment manager.)

EQUITY INVESTMENT APPROACH:
-------------------------

The Advisor believes that equity investing should involve a long-term view and a focus on asset class (e.g., large company stocks) selection, not stock picking. It places priority on limiting expenses, portfolio turnover, and trading costs. Many other investment managers concentrate on reacting to price movements and choosing individual securities.

NO MARKET TIMING OR STOCK PICKING: In contrast to some other managers, the Advisor does not take defensive positions in anticipation of negative investment conditions, or try to pick potentially outperforming securities.

PORTFOLIO CONSTRUCTION: Generally, the Advisor structures a portfolio by:

1. Selecting a starting universe of securities (for example, all publicly traded U.S. common stocks).

2.  Creating a sub-set of companies meeting the Advisor's investment guidelines.

3. Excluding certain companies after analyzing various factors (for example, solvency).

4.  Purchasing stocks so the portfolio is generally market cap weighted.

The U.S. Large Cap Value Portfolio III, the Tax-Managed U.S. Marketwide Value Portfolio II and the Tax-Managed U.S. Marketwide Value Portfolio XI use a market capitalization segmentation approach. Broadly speaking, this technique involves:

1. Dividing all the companies traded on the New York Stock Exchange ("NYSE") into 10 groups or "deciles" based on market capitalization. Stocks in decile 1 have the biggest market capitalizations and those in decile 10, the smallest.

Market capitalization means the number of shares of a company's stock outstanding times price per share.

Market capitalization weighted means the amount of a stock in an index or portfolio is keyed to that stock's market capitalization compared to all eligible stocks. The higher the stock's relative market cap, the greater its representation.

2.  Combining two or more of these deciles into a market cap segment or range.

3. Generally considering a stock (it may not necessarily be NYSE traded) for purchase only if its market capitalization falls within the range created.

For example, the U.S. Large Cap Value Portfolio III buys stock with market caps in the range defined by stocks in NYSE deciles 1 through 5.

TAX MANAGED PORTFOLIO STRATEGIES:
-----------------------------

The Advisor's tax management strategies are designed to minimize taxable distributions to shareholders. Generally, the Advisor buys and sells a tax managed portfolio's securities with the goals of:

1. Delaying the realization of net capital gains (e.g., appreciated stocks might be sold later).

2. Maximizing the extent to which any realized net capital gains are long-term in nature (i.e., taxable at lower capital gains tax rates).

3.  Minimizing dividend income.

4. Sell securities to other tax-managed portfolios in order to offset gains by realized losses.

Shareholders of Tax-Managed Value Portfolios may save on taxes while they hold their shares. However, they will still have to pay taxes if they sell their shares at a profit.

MARKET RISK: Even a long-term investment approach cannot guarantee a profit. Economic, political and issuer specific events will cause the value of securities, and the Portfolios that own them, to rise or fall.

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
-----------------------------------------

DFA INTERNATIONAL VALUE PORTFOLIO III

-  INVESTMENT OBJECTIVE: Long-term capital appreciation.

- INVESTMENT STRATEGY: Purchase a Master Fund that buys Value Stocks of large non-U.S. companies on a market capitalization weighted basis in each applicable country.

DFA International Value Portfolio III's foreign currency risks generally are not hedged.

FOREIGN SECURITIES AND CURRENCIES RISK: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities are also exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar). Foreign currency risk can be minimized by hedging. However, hedging may be expensive.

U.S. LARGE CAP VALUE PORTFOLIO III
TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO II
TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO XI

-  INVESTMENT OBJECTIVES:

   - U.S. LARGE CAP VALUE PORTFOLIO III: Long-term capital appreciation.

   - TAX-MANAGED VALUE PORTFOLIOS: Long-term capital appreciation while minimizing federal income taxes on returns.

- INVESTMENT STRATEGY (EACH PORTFOLIO): Purchase a Master Fund that buys value stocks of United States companies on a market capitalization weighted basis.

"Value Stocks": Compared to other stocks, value stocks sell for low prices relative to their earnings, dividends or book value.

In selecting value stocks, the Advisor primarily considers price relative to book value.

- HOW THE PORTFOLIOS DIFFER: The Portfolios focus on different parts of the value stocks universe:

   - U.S. Large Cap Value Portfolio III -- Large capitalization stocks.

   - Tax-Managed U.S. Marketwide Value Portfolios -- The full universe except for very small stocks.

Only the Tax-Managed Value Portfolios employ the Advisor's tax management strategies. Both Tax-Managed Portfolios will invest a large portion of the eligible securities, buy may not have identical holdings. Thus, the Tax-Managed Portfolios may sell securities to one another, in order to employ certain tax management strategies.

OTHER RISKS
-----------

DERIVATIVES:
----------

Derivatives are securities, such as futures contracts, whose value is derived from that of other securities or indices. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or speculation (taking a position in the hope of increasing return). The Master Fund in which DFA International Value Portfolio III invests may use long-term foreign currency futures contracts to hedge foreign currency risks. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work.

INTRODUCTION OF THE EURO:
----------------------

On January 1, 1999, The European Monetary Union ("EMU") introduced a common currency, the Euro, replacing its members' national currencies. This development may affect DFA International Value Portfolio III (the Master Fund it buys may invest in EMU countries) to the extent it changes investment practices, opportunities, risks and investor behavior or creates administrative problems. The Advisor and its global custodians are attempting to assure on an ongoing basis that the Portfolio and Master Fund remain unaffected by any transition related disruptions. However, they cannot guarantee that their efforts will succeed completely. The relative value of the U.S. dollar and Euro will fluctuate. Accordingly, currency risk (discussed above) will continue to apply to any exposure the Portfolio may have (through the Master Fund) to investments in EMU countries.

SECURITIES LENDING:
----------------

The Master Funds purchased by the Portfolios may lend their portfolio securities to generate additional income. If they do so, they will use various strategies (for example, only making fully collateralized and bank guaranteed loans) to reduce related risks.

YEAR 2000 ISSUE:
--------------

Unless modified, many computer programs will not properly process information from the year 2000 on. While the issue is international in scope, there is particular concern with foreign entities. The Advisor has taken steps designed to ensure that its computers and those of Portfolio and Master Fund service providers (e.g., custodians) will operate properly. Portfolios and Master Funds may be negatively affected if the Advisor's efforts prove inadequate, and/or year 2000 problems hurt portfolio securities or economic conditions generally.

VALUE STOCKS:
-----------

Compared to other stocks, value stocks sell for low prices relative to their earnings dividends or book value. In selecting value stocks, the Advisor primarily considers price relative to book value.

RISK AND RETURN BAR CHARTS AND TABLES
--------------------------------------

The Bar Charts and Table opposite illustrate the variability of each Portfolio's returns and is meant to provide some indication of the risks of investing in the Portfolios. Shown are changes in performance from year to year, and how annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance is not an indication of future results. The Tax-Managed Value Portfolios have not been in operation for a full calendar year so no information is shown for them.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      U.S. LARGE CAP VALUE PORTFOLIO III

                                                                             1996                 1997       1998
Total Returns (%)                                                           20.33                28.29      12.18
                                                           March 1995 - June 1999
                                                                  Highest Quarter       Lowest Quarter
                                                            16.82 (10/98 - 12/98)   -17.00 (7/98-9/98)
Year-to-date return as of June 30, 1999 was
15.17%.
                                                 Periods ending December 31, 1998
                                                                                            Since 3/95
Annualized Returns (%)                                                   One Year            Inception
U.S. Large Cap Value Porfolio III                                           12.18                23.11
Russell 1000 Value Index                                                    15.65                26.41
DFA INTERNATIONAL VALUE PORTFOLIO III
                                                                             1996                 1997       1998
Total Returns (%)                                                            8.07                -3.03      15.08
                                                           March 1995 - June 1999
                                                                  Highest Quarter       Lowest Quarter
                                                              17.99 (1/98 - 3/98)   -16.80 (7/98-9/98)
Year-to-date return as of June 30, 1999 was
6.60%.
                                                 Periods ending December 31, 1998
                                                                                            Since 3/95
Annualized Returns (%)                                                   One Year            Inception
DFA International Value Portfolio III                                       15.08                 9.26
MSCI EAFE Index                                                             19.99                11.20

                               FEES AND EXPENSES

    Shareholder Fees (fees paid directly from your investment): None*

    *Shares of the Portfolios that are purchased through omnibus accounts maintained by securities firms may be subject to a service fee or commission on such purchases.

                         ANNUAL FUND OPERATING EXPENSES
               (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

    The expenses in the following tables are based on those incurred by the Portfolios and the corresponding Master Funds for the fiscal year ended November 30, 1998 (except that for the Tax-Managed Value Portfolios, "Other Expenses" are annualized estimates based on anticipated fees and expenses through the fiscal year ending November 30, 1999).

DFA INTERNATIONAL VALUE PORTFOLIO III
Management Fee........................................................................       0.21%
Other Expenses........................................................................       0.13%
                                                                                              ---
Total Operating Expenses..............................................................       0.34%

U.S. LARGE CAP VALUE PORTFOLIO III
Management Fee........................................................................       0.11%
Other Expenses........................................................................       0.08%
                                                                                              ---
Total Operating Expenses..............................................................       0.19%

TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO II
Management Fee........................................................................       0.20%
Other Expenses........................................................................       0.13%
                                                                                              ---
Total Operating Expenses..............................................................       0.33%

TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO XI
Management Fee........................................................................       0.20%
Other Expenses........................................................................       0.13%
                                                                                              ---
Total Operating Expenses..............................................................       0.33%

    The "Management Fee" includes an investment management fee payable by the Master Fund and an administration fee payable by the Portfolio. The amount set forth in "Other Expenses" represents the aggregate amount that is payable by both the Master Fund and the Portfolio.

                                    EXAMPLE

    This Example is meant to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds.

    The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                                 1 YEAR       3 YEARS      5 YEARS     10 YEARS
                                                                               -----------  -----------  -----------  -----------
DFA International Value Portfolio III........................................   $      35    $     109    $     191    $     431
U.S. Large Cap Value Portfolio III...........................................   $      19    $      61    $     107    $     243
Tax-Managed U.S. Marketwide Value Portfolio II...............................   $      34    $     106          N/A          N/A
Tax-Managed U.S. Marketwide Value Portfolio XI...............................   $      34    $     106          N/A          N/A

    The table summarizes the aggregate estimated annual operating expenses of both the Portfolios and their Master Funds. The Tax-Managed Value Portfolios (and their corresponding Master Funds) are new and, therefore, the above example is based on estimated expenses for the current fiscal year and does not extend over five- and ten-year periods.

                           SECURITIES LENDING REVENUE

    For the fiscal year ended November 30, 1998, the following Master Funds received the following net revenue from a securities lending program which constituted a percentage of the average daily net assets of the Master Fund (see "SECURITIES LOANS"):

                                                                                                         PERCENTAGE
MASTER FUND                                                                               NET REVENUE     OF ASSETS
----------------------------------------------------------------------------------------  ------------  -------------
DFA International Value Series..........................................................  $  1,385,000         0.08%
U.S. Large Cap Value Series.............................................................  $    210,000         0.01%

                                   HIGHLIGHTS

MANAGEMENT AND ADMINISTRATIVE SERVICES

    Dimensional Fund Advisors Inc. (the "Advisor" or "DFA") provides each Portfolio with administrative services and also serves as investment advisor to each Master Fund. (See "MANAGEMENT OF THE PORTFOLIOS.")

DIVIDEND POLICY

    Each Portfolio distributes dividends from its net investment income in December of each year and will distribute any realized net capital gains annually after the end of the Fund's fiscal year in November. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

PURCHASE, VALUATION AND REDEMPTION OF SHARES

    The shares of the Portfolios are offered at net asset value, which is calculated as of the close of the NYSE on each day that the NYSE is open for business. The value of a Portfolio's shares will fluctuate in relation to the investment experience of its corresponding Master Fund. The redemption price of a share of each Portfolio is equal to its net asset value. (See "PURCHASE OF SHARES," "VALUATION OF SHARES" and "REDEMPTION OF SHARES.")

                       INVESTMENT OBJECTIVES AND POLICIES

DFA INTERNATIONAL VALUE PORTFOLIO III

    The investment objective of the DFA International Value Portfolio III is to achieve long-term capital appreciation. The Portfolio pursues its objective by investing all of its assets in the DFA International Value Series of the Trust (the "International Value Series"), which has the same investment objective and policies as the Portfolio. The International Value Series invests in the stocks of large non-U.S. companies which the Advisor believes to be value stocks at the time of purchase. Securities are considered value stocks primarily because a company's shares have a high book value in relation to their market value (a "book to market ratio"). Generally, the shares of a company in any given country will be considered to have a high book to market ratio if the ratio equals or exceeds the ratios of any of the 30% of companies in that country with the highest positive book to market ratios whose shares are listed on a major exchange, and, as described below, will be considered eligible for investment. In measuring value, the Advisor may consider additional factors such as cash flow, economic conditions and developments in the issuer's industry. The International Value Series intends to invest in the stocks of large companies in countries with developed markets. As of the date of this prospectus, the International Value Series may invest in the stocks of large companies in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and the United Kingdom. As the International Value Series' asset growth permits, it may invest in the stocks of large companies in other developed markets.

PORTFOLIO CONSTRUCTION

    Under normal market conditions, at least 65% of the International Value Series' assets will be invested in companies organized or having a majority of their assets in or deriving a majority of their operating income in at least three non-U.S. countries and no more than 40% of the Series' assets will be invested in such companies in any one country. As of the date of this prospectus, the International Value Series intends to invest in companies having at least $800 million of market capitalization and the Series will be approximately market capitalization weighted. The Advisor may reset such floor from time to time to reflect changing market conditions. The International Value Series reserves the right to invest in futures contracts and options on futures contracts to commit funds awaiting investment or to maintain liquidity. To the extent that the International Value Series invests in futures contracts and options thereon for other than bona fide hedging purposes, it will not purchase futures contracts or options thereon if, as a result, more than 5% of its net assets would then consist of initial margin deposits and premiums required to establish such positions.

    In determining market capitalization weights, the Advisor, using its best judgment, will seek to eliminate the effect of cross holdings on the individual country weights. As a result, the weighting of certain countries in the International Value Series may vary from their weighting in international indices, such as those published by The Financial Times, Morgan Stanley Capital International or Salomon/Russell. The Advisor, however, will not attempt to account for cross holding within the same country.

    It is management's belief that the value stocks of large companies offer, over a long term, a prudent opportunity for capital appreciation but, at the same time, selecting a limited number of large company stock for inclusion in the International Value Series involves greater risk than including a large number of them.

MALAYSIAN SECURITIES

    As of September 10, 1998, the International Value Series discontinued further investment in Malaysian securities as a consequence of certain restrictions imposed by the Malaysian government on the repatriation of assets by foreign investors such as the Series.

    On September 1, 1998, the Malaysian government announced a series of capital and foreign exchange controls on the Malaysian currency, the ringgit, and on transactions on the Kuala Lumpur Stock Exchange, that operated to severely constrain or prohibit foreign investors, including the Series, from repatriating assets. Pursuant to these regulations, the Series was not permitted to convert the proceeds of the sale of its Malaysian investments into U.S. dollars prior to September 1, 1999.

    As a consequence of these developments, the International Value Series stopped trading securities in Malaysia effective September 10, 1998. On February 4, 1999, the Malaysian government announced the imposition of a levy on repatriation of portfolio capital. The levy replaced the 12-month holding period imposed under the September 1, 1998 exchange control rules. The amount of the levy depends on the duration that funds have been held in Malaysia. With respect to funds invested in Malaysia prior to February 15, 1999, which includes all the funds so invested by the Master Funds, profits from investment made during the 12-month holding period are exempt from imposition of a levy. A levy will be imposed, however, on the amount attributable to the cost of the investment that is repatriated. Currently, amounts attributable to the cost of the investment repatriated within one year of the date of their initial investment are subject to the levy at a decreasing rate. It is anticipated that a levy will no longer be imposed after September 1, 1999, at which time the Malaysian authorities will implement a capital gains tax.

    The International Value Series is presently valuing the Malaysian investments at the current market prices of the securities and discounting the U.S. dollar-ringgit currency exchange rate. The Series considers its Malaysian investments to be liquid, as a result of transactions where Malaysian investments have been successfully sold, and also because of changes in the Malaysian regulatory environment. It is impossible to predict future events in Malaysia and what, if any, further actions the Malaysian government may take that may impact the Malaysian investments of the International Value Series. The Advisor is closely monitoring the situation, and will continue to manage the Malaysian investments in the best interests of investors. As of August 31, 1999, Malaysian securities constituted approximately 0.20% of the net asset value of the International Value Series.

THE U.S. LARGE CAP VALUE PORTFOLIO

    The investment objective of the U.S. Large Cap Value Portfolio III (the "U.S. Value Portfolio") is to achieve long-term capital appreciation. The U.S. Value Portfolio invests all of its assets in the U.S. Large Cap Value Series III (the "U.S. Value Series") of the Trust, which has the same investment objective and policies as the U.S. Value Portfolio.

    The U.S. Value Series invests in the common stocks of large U.S. companies with shares that have a high book to market ratio. A company's shares will be considered to have a high book to market ratio if the ratio equals or exceeds the ratios of any of the 30% of companies with the highest positive book to market ratios whose shares are listed on the NYSE and, except as described below, will be considered eligible for investment. The U.S. Value Series will purchase common stocks of companies whose market capitalization (i.e., the market price of its common stock multiplied by the number of outstanding shares) equals or exceeds that of the company having the median market capitalization of companies whose shares are listed on the NYSE. In addition, the U.S. Value Series is authorized to invest in private placements of interest-bearing debentures that are convertible into common stock ("privately placed convertible debentures"). Such investments are considered illiquid and the value thereof together with the value of all other illiquid investments may not exceed 15% of the value of the U.S. Value Series' net assets at the time of purchase.

PORTFOLIO CONSTRUCTION

    Ordinarily, at least 80% of the assets of the U.S. Value Series will be invested in a broad and diverse group of readily marketable common stocks of large U.S. companies with high book to market ratios, as described above. The U.S. Value Series may invest in futures contracts and options on futures contracts. To the extent that the U.S. Value Series invests in futures contracts and options thereon for other than bona fide hedging purposes, it will not purchase futures contracts or options thereon, if, as a result, more than 5% of its net assets would then consist of initial margin deposits and premiums required to establish such positions. The U.S. Value Series will purchase securities that are listed on the principal U.S. national securities exchanges and traded over-the-counter.

    It is management's belief that the stocks of large U.S. companies with high book to market ratios offer, over a long term, a prudent opportunity for capital appreciation but, at the same time, selecting a limited number of such issues for inclusion in the U.S. Value Series involves greater risk than including a large number of them.

TAX-MANAGED VALUE PORTFOLIOS

    The investment objective of the Tax-Managed U.S. Marketwide Value Portfolios II and XI (the "Tax-Managed Value Portfolios") is to achieve long-term capital appreciation. The Tax-Managed Value Portfolios will pursue their investment objective by investing all of their assets in the Tax-Managed U.S. Marketwide Value Series and the Tax-Managed U.S. Marketwide Value Series X (collectively, the "Tax-Managed Value Series") of the Trust, respectively. Each Tax-Managed Value Series has the same investment objective and policies as the corresponding Tax-Managed Value Portfolio.

    Ordinarily, each Tax-Managed Value Series will invest at least 80% of its assets in a broad and diverse group of readily marketable common stocks of U.S. companies which the Advisor believes to be "value" stocks at the time of purchase. Securities are considered value stocks primarily because the shares have a high book value in relation to their market value (a "book to market ratio"). Generally, a company's shares will be considered to have a high book to market ratio if the ratio equals or exceeds the ratios of any of the 30% of companies, with the highest positive book to market ratios, whose shares are listed on the NYSE and, except as described under "Portfolio Structure," will be considered eligible for investment. In measuring value, however, the Advisor may consider additional factors such as a company's cash flow, economic conditions and developments in the company's industry. The Tax-Managed Value Series will purchase common stocks of companies whose market capitalizations equal the market capitalizations of companies in the 1st through 8th deciles of those companies listed on the NYSE.

PORTFOLIO CONSTRUCTION

    Each of the Tax-Managed Value Series will purchase securities that are listed on the principal U.S. national securities exchanges and traded OTC. Each such Series intends to invest in a large portion of the universe of companies whose shares are eligible for investment; shares of a certain number of eligible companies will be held in both such Series. It is intended, for example, that the securities portfolio of the Tax-Managed U.S. Marketwide Value Series will not be identical to that of the Tax-Managed U.S. Marketwide Value Series X even though the investment criteria of each Series are the same.

    The Tax-Managed Value Series may sell portfolio securities when the issuer's market capitalization falls substantially below that of the issuer with the minimum market capitalization which is then eligible for purchase by the Series. In addition, the Series may sell portfolio securities when their book to market ratio falls substantially below that of the security with the lowest such ratio that is then eligible for purchase by the Series.

TAX MANAGEMENT STRATEGIES

    The Tax-Managed Value Series seek to minimize the impact of federal taxes on investment returns by managing their portfolios in a manner that will defer the realization of net capital gains where possible and may minimize dividend income.

    When selling securities, a Tax-Managed Value Series, typically, will select the highest cost shares of the specific security in order to minimize the realization of capital gains. In certain cases, the highest cost shares may produce a short-term capital gain. Since short-term capital gains are taxed at higher tax rates than long-term capital gains, the highest cost shares with a long-term holding period may be disposed of instead. Each Tax-Managed Value Series, when possible, will refrain from disposing of a security until the long-term holding period for capital gains for tax purposes has been satisfied. Additionally, each Series, when consistent with all other tax management policies, may sell securities in order to realize capital losses. Realized capital losses can be used to offset realized capital gains, thus reducing capital gains distributions. In addition to selling practices used among all Portfolios and Series managed by the Advisor, the Tax-Managed U.S. Marketwide Value Series may sell portfolio securities to the Tax-Managed U.S. Marketwide Value Series X (and vice versa). Such sales would be made to realize losses on securities which would be used to offset gains on other securities realized by the selling Series. Such transactions are intended to benefit both Series that are parties to the transaction. The selling Series will recognize a loss which it can use to offset realized gains, while the purchasing Series will acquire an eligible portfolio security, at a current market price, but without payment of brokerage commissions.

    While the Advisor believes this strategy can be both tax and cost efficient, applicable federal tax law provides for suspension of recognition of losses and potential disallowance of such losses incurred on the sale of securities by a Series to a Series if, as of the date of any sale of a loss security, five or fewer persons own or are considered for tax purposes to own more than 50% of the outstanding shares of both the selling and purchasing Series' corresponding Tax-Managed Value Portfolios. The Advisor intends to control the number of investors in each Tax-Managed Value Portfolio in several ways. First, as with all portfolios that the Advisor manages, it retains the right in its discretion to reject any initial or additional investment for any reason and to suspend the offering of shares of any portfolio. Second, the Advisor intends to offer the shares of each Tax-Managed Value Portfolio to relatively few institutional investors and anticipates that shares will be offered primarily to individual investors, thereby creating a substantial number of shareholders in each Tax-Managed Value Portfolio. Finally, the Advisor intends to monitor closely all purchases of shares of both Tax-Managed Value Portfolios in order to increase the probability that the five or fewer shareholder threshold is not violated.

    The timing of purchases and sales of securities may be managed to minimize the receipt of dividends when possible. With respect to dividends that are received, the Tax-Managed Value Series and Portfolios may not be eligible to flow through the dividends received deduction attributable to holdings in U.S. equity securities to corporate shareholders if, because of timing activities, the requisite holding period of the dividend paying stock is not met. Portfolio investments also may be managed to emphasize low dividend-yielding securities.

    The Tax-Managed Value Series are expected to deviate from their market capitalization weightings to a greater extent than the other Series described in this Prospectus. For example, the Advisor may exclude the stock of a company that meets applicable market capitalization criteria in order to avoid dividend income, and may sell the stock of a company that meets applicable market capitalization criteria in order to realize a capital loss. Also, while other Series are managed with the expectation that securities generally will be held for longer than one year, the Tax-Managed Value Series may dispose of securities whenever the Advisor determines that disposition is consistent with their tax management strategies or is otherwise in the best interests of a Tax-Managed Value Series.

    Although the Advisor intends to manage each Tax-Managed Value Series in a manner to minimize the realization of capital gains and taxable dividend income each year, the Tax-Managed Value Portfolios may nonetheless distribute taxable gains and dividends to shareholders. Of course, realization of capital gains is not entirely within the Advisor's control. Capital gains distributions may vary considerably from year to year; there will be no capital gains distributions in years when a Tax-Managed Series realizes a net capital loss. Furthermore, the redeeming shareholders will be required to pay taxes on their capital gain, if any, on a redemption of a Portfolio's shares, whether paid in cash or in kind, if the amount received on redemption is greater than the amount of the shareholder's tax basis in the shares redeemed.

                               EQUITY PORTFOLIOS

    With respect to the Portfolios and Master Funds, investments will generally be made in eligible securities on a market capitalization weighted basis. Securities will not be purchased or sold based on the prospects for the economy, the securities markets or the individual issuers whose shares are eligible for purchase. Securities which have depreciated in value since their acquisition will not be sold solely because prospects for the issuer are not considered attractive or due to an expected or realized decline in securities prices in general. Securities will not be sold to realize short-term profits, but when circumstances warrant, they may be sold without regard to the length of time held. Securities, including those eligible for purchase, may be disposed of, however, at any time when, in the Advisor's judgment, circumstances warrant their sale, including, but not limited to, tender offers, mergers and similar transactions, or bids made for block purchases at opportune prices. Generally, securities will be purchased with the expectation that they will be held for longer than one year and will be held until such time as they are no longer considered an appropriate holding in light of the investment policy of each Portfolio.

                 DEVIATION FROM MARKET CAPITALIZATION WEIGHTING

    The Master Funds are market capitalization weighted. That is, each security is purchased based on the issuer's relative market capitalization. In this way, the amount of a particular security owned by a Master Fund is keyed to that security's market capitalization compared to all securities eligible for purchase. Deviation from strict market capitalization weighting may occur for several reasons. The Advisor may exclude the stock of a company that meets applicable market capitalization criterion if the Advisor determines in its best judgment that the purchase of such stock is inappropriate given other conditions. (The Advisor does not anticipate that a significant number of securities which meet the market capitalization criteria will be selectively excluded.) Deviation also will occur because the Advisor intends to purchase in round lots only. Furthermore, the Advisor may reduce the relative amount of any security held from the level of strict adherence to market capitalization weighting, in order to retain sufficient portfolio liquidity. A portion, but generally not in excess of 20% of assets may be invested in interest bearing obligations, such as money market instruments, thereby causing further deviation from strict market capitalization weighting. A further deviation may occur due to investments in privately placed convertible debentures.

    The Tax-Managed Value Series should not be expected to adhere to their market capitalization weightings to the same extent as the other Series. The tax management strategies used by the Advisor to defer the realization of net capital gains or minimize dividend income, from time to time, may cause deviation from market capitalization weighting.

    Block purchases of eligible securities may be made at opportune prices even though such purchases exceed the number of shares which, at the time of purchase, strict adherence to the policy of market capitalization weighting would otherwise require. In addition, securities eligible for purchase or otherwise represented in a portfolio may be acquired in exchange for the issuance of shares. (See "PURCHASE OF SHARES--In Kind Purchases.") While such transactions might cause a temporary deviation from market capitalization weighting, they would ordinarily be made in anticipation of further growth of assets.

    Changes in the composition and relative ranking (in terms of market capitalization) of the stocks which are eligible for purchase take place with every trade when the securities markets are open for trading due, primarily, to price fluctuations of such securities. On at least a semi-annual basis, the Advisor will prepare lists of companies with high book to market ratios whose stock is eligible for investment by each Master Fund. Only common stocks whose market capitalizations are at or above the minimum on such list will be purchased. Additional investments generally will not be made in securities which have depreciated in value sufficiently that they are not then considered by the Advisor to be large companies. This may result in further deviation from strict market capitalization weighting. Such deviation could be substantial if a significant amount of a portfolio's holdings decrease in value sufficiently to be excluded from the requirement for eligible securities, but not by a sufficient amount to warrant their sale.

                                SECURITIES LOANS

    The Master Funds are authorized to lend securities to qualified brokers, dealers, banks and other financial institutions for the purpose of earning additional income. While a Master Fund may earn additional income from lending securities, such activity is incidental to a Master Fund's investment objective. The value of securities loaned may not exceed 33 1/3% of the value of a Master Fund's total assets. In connection with such loans, a Master Fund will receive collateral consisting of cash or U.S. government securities, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. In addition, a Master Fund will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, compensation or other distributions on the loaned securities. In the event of the bankruptcy of the borrower, a Master Fund could experience delay in recovering the loaned securities. Management believes that this risk can be controlled through careful monitoring procedures. Each Portfolio is also authorized to lend its portfolio securities. However, as long as it holds only shares of its corresponding Master Fund, it will not do so.

                          MANAGEMENT OF THE PORTFOLIOS

    The Advisor serves as investment advisor to each Master Fund. As such, it is responsible for the management of their respective assets. Investment decisions for the Master Funds are made by the Investment Committee of the Advisor, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee is composed of certain officers and directors of the Advisor who are elected annually. The Advisor provides each Master Fund with a trading department and selects brokers and dealers to effect securities transactions.

    Securities transactions are placed with a view to obtaining the best price and execution of such transactions. The Advisor is authorized to pay a higher commission to a broker, dealer or exchange member than another such organization might charge if it determines, in good faith, that the commission paid is reasonable in relation to the research or brokerage services provided by such organization.

    For the advisory fees that the Portfolios have incurred for the fiscal year, see "ANNUAL FUND OPERATING EXPENSES." The Advisor was organized in May, 1981, and is engaged in the business of providing investment management services to institutional investors. Assets under management total approximately $31 billion.

    The Fund and the Trust bear all of their own costs and expenses, including: services of its independent accountants, legal counsel, brokerage commissions and transfer taxes in connection with the acquisition and disposition of portfolio securities, taxes, insurance premiums, costs incidental to meetings of its shareholders and directors or trustees, the cost of filing its registration statements under federal securities laws and the cost of any filings required under state securities laws, reports to shareholders, and transfer and dividend disbursing agency, administrative services and custodian fees. Expenses allocable to a particular Portfolio or Master Fund are so allocated. Expenses which are not allocable to a particular Portfolio or Master Fund are borne by each Portfolio and Master Fund on the basis of their relative net assets.

CONSULTING SERVICES--INTERNATIONAL VALUE SERIES

    The Advisor has entered into a Consulting Services Agreement with Dimensional Fund Advisors Ltd. ("DFAL") and DFA Australia Limited ("DFA Australia"), respectively. Pursuant to the terms of each Consulting Services Agreement, DFAL and DFA Australia provide certain trading and administrative services to the Advisor with respect to the International Value Series of the Trust. The Advisor owns 100% of the outstanding shares of DFAL and beneficially owns 100% of DFA Australia.

                DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

    Each Portfolio distributes substantially all of its net investment income in December of each year. Each Portfolio will distribute any realized net capital gains annually after the end of the Fund's fiscal year.

    Special tax rules may apply in determining the income and gains that each Master Fund earns on its investments. These rules may affect the amount of distributions that a Portfolio pays to its shareholders.

    Shareholders of the Portfolios will automatically receive all income dividends and any capital gains distributions in additional shares of the Portfolio whose shares they hold at net asset value (as of the business date following the dividend record date). Shareholders of the Portfolios, except the DFA International Value Portfolio III, who do not own their shares under a 401(k) plan, may select one of the following options upon written notice to the
Advisor:

       Income Option to receive income dividends in cash and capital gains distributions in additional shares at net asset value.

       Capital Gains Option to receive capital gains distributions in cash and income dividends in additional shares at net asset value.

       Cash Option to receive both income dividends and capital gains distributions in cash.

    Each Portfolio receives income in the form of income dividends paid by the corresponding Master Fund. This income, less the expenses incurred in operations, is a Portfolio's net investment income from which income dividends are distributed as described above. A Portfolio also may receive capital gains distributions from the corresponding Master Fund and may realize capital gains upon the redemption of the shares of the Master Fund. Any net realized capital gains of a Portfolio will be distributed as described above. Dividends and distributions paid to a 401(k) plan accumulate free of federal income taxes.

    Whether paid in cash or additional shares and regardless of the length of time a Portfolio's shares have been owned by shareholders who are subject to federal income taxes, distributions from long-term capital gains are taxable as such. Dividends from net investment income or net short-term capital gains will be taxable as ordinary income, whether received in cash or in additional shares. Dividends from net investment income of U.S. Large Cap Value Portfolio III, Tax-Managed U.S. Marketwide Value Portfolio II and Tax-Managed U.S. Marketwide Value Portfolio XI will generally qualify in part for the corporate dividends received deduction, but the portion of dividends so qualified depends on the aggregate qualifying dividend income received by the corresponding Master Fund from domestic (U.S.) sources. Each Tax-Managed Value Series' attempts to time investments in order to minimize receipt of dividends could result in the Series being unable to flow through the dividends received deduction to corporate shareholders. This will occur if a Tax-Managed Value Series does not hold the stock of a domestic (U.S.) corporation for the requisite holding period to be eligible for pass-through of the dividends received deduction. It is anticipated that either none or only a small portion of the distributions made by the DFA International Value Portfolio III will qualify for the corporate dividends received deduction because of its corresponding Master Fund's investment in foreign equity securities.

    For those investors subject to tax, if purchases of shares of the Portfolios are made shortly before the record date for a dividend or capital gains distribution, a portion of the investment will be returned as a taxable distribution. Dividends from net investment income or net short-term capital gains will be taxable as ordinary income. Shareholders are notified annually by the Fund as to the federal tax status of dividends and distributions paid by the Portfolios.

    The Advisor seeks to manage the Tax-Managed Value Series in order to minimize the realization of net capital gains and taxable dividend income during a particular year. However, the realization of capital gains and receipt of income is not entirely within the Advisor's control. Thus, the Tax-Managed Value Portfolios may nonetheless distribute taxable gains and dividends to shareholders. Capital gains distributions may vary considerably from year to year. There will be no capital gains distributions in years when a Tax-Managed Value Series realizes a net capital loss. Furthermore, the realization of capital gains by a shareholder on the sale of portfolio shares will depend on whether his or her redemption price exceeds his or her tax basis in the shares sold.

    Dividends which are declared in November or December to shareholders of record in such month but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by a Portfolio and received by the shareholder on December 31 of the calendar year in which they are declared.

    The sale of shares of a Portfolio is a taxable event and may result in a capital gain or loss to shareholders subject to tax. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares of a Portfolio for shares of another portfolio of the Fund. Any loss incurred on sale or exchange of a Portfolio's shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

    Certain investments by the Master Funds may be subject to special rules which may affect the amount, character and timing of the income to the Master Fund. Some of these rules are referenced in the statement of additional information. Specifically, prospective investors should consult the statement of additional information for further information regarding the extent to which distributions from a portfolio may be eligible for the dividends received deduction or whether certain foreign tax credits may be available to an investor in a Portfolio.

    In addition to federal taxes, shareholders may be subject to state and local taxes on distributions from a Portfolio to its shareholders and on gains arising on redemption or exchange of a Portfolio's shares.

    The Portfolios are required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on the account registration form your proper Taxpayer Identification Number and by certifying that you are not subject to backup withholding.

    The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in the Portfolios.

                               PURCHASE OF SHARES

    Shares of the Portfolios are sold only (i) to fund deferred compensation plans which are exempt from taxation under section 401(k) of the Internal Revenue Code and (ii) to clients of financial advisers.

    Provided that shares of the Portfolios are available under an employer's 401(k) plan, shares may be purchased by following the procedures adopted by the respective employer and approved by Fund management for making investments. Shares are available through the service agent designated under the employer's plan. Investors who are considering an investment in the Portfolios should contact their employer for details. The Fund does not impose a minimum purchase requirement, but investors should determine whether their employer's plan imposes a minimum transaction requirement.

    Investors who are clients of financial advisers should contact their financial adviser with respect to a proposed investment and then follow the procedures adopted by the financial adviser for making purchases. Shares that are purchased or sold through omnibus accounts maintained by securities firms may be subject to a service fee or commission for such transactions. Clients of financial advisers may also be subject to investment advisory fees under their own arrangements with their financial advisers.

    Purchases of shares will be made in full and fractional shares calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued.

IN KIND PURCHASES

    If accepted by the Fund, shares of a Portfolio may be purchased in exchange for securities which are eligible for acquisition by its corresponding Master Fund or otherwise represented in the portfolios of the Master Fund as described in this prospectus. Shares may also be purchased in exchange for local currencies in which such securities of the International Value Series are denominated. Securities and local currencies to be exchanged which are accepted by the Fund and Fund shares to be issued therefore will be valued as set forth under "VALUATION OF SHARES" at the time of the next determination of net asset value after such acceptance. All dividends, interests, subscription, or other rights pertaining to such securities shall become the property of the Portfolio whose shares are being acquired and must be delivered to the Fund by the investor upon receipt from the issuer. Investors who desire to purchase shares of the DFA International Value Portfolio III with local currencies should first contact the Advisor for wire instructions.

    The Fund will not accept securities in exchange for shares of a Portfolio unless: (1) such securities are, at the time of the exchange, eligible to be included, or otherwise represented, in the corresponding Master Fund and current market quotations are readily available for such securities; (2) the investor represents and agrees that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Portfolio under the Securities Act of 1933 or under the laws of the country in which the principal market for such securities exists or otherwise; and (3) at the discretion of the Fund, the value of any such security (except U.S. Government securities) being exchanged together with other securities of the same issuer owned by the corresponding Master Fund may not exceed 5% of the net assets of the Master Fund immediately after the transaction. The Fund will accept such securities for investment and not for resale.

    A gain or loss for federal income tax purposes will generally be realized by investors who are subject to federal taxation upon the exchange depending upon the cost of the securities or local currency exchanged. Investors interested in such exchanges should contact the Advisor.

                              VALUATION OF SHARES

NET ASSET VALUE

    The net asset value per share of each Portfolio and Master Fund is calculated as of the close of the NYSE by dividing the total market value of its investments and other assets, less any liabilities, by the total outstanding shares of the stock of the Portfolio or Master Fund. The value of each Portfolio's shares will fluctuate in relation to the investment experience of the corresponding Master Fund. Securities held by a Master Fund which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sale price of the day. If there is no such reported sale, such securities are valued at the mean between the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the mean between the most recent quoted bid and asked prices. The value of other assets and securities for which no quotations are readily available (including restricted securities) are determined in good faith at fair value in accordance with procedures adopted by the Board of Trustees of the Trust.

    Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. The values of foreign securities held by the International Value Series are determined as of such times for the purpose of computing the net asset value of the Master Fund. If events which materially affect the value of the foreign investments occur subsequent to the close of the securities market on which such securities are primarily traded, the investments affected thereby will be valued at "fair value" as described above. The net asset value per share of the International Value Series is expressed in U.S. dollars by translating the net assets of the Master Fund using the mean between the most recent quoted bid and asked prices for the dollar as quoted by generally recognized reliable sources.

PUBLIC OFFERING PRICE

    Provided that a financial adviser or service agent designated under a 401(k) plan has received the investor's investment instructions in good order and a Portfolio's custodian has received the investor's payment, shares of the Portfolio selected will be priced at the net asset value calculated next after receipt of the order by PFPC Inc., the transfer agent for the Portfolios. If an order to purchase shares must be canceled due to non-payment, the purchaser will be responsible for any loss incurred by the Fund arising out of such cancellation. The Fund reserves the right to redeem shares owned by any purchaser whose order is canceled to recover any resulting loss to the Fund and may prohibit or restrict the manner in which such purchaser may place further orders.

    Management believes that any dilutive effect of the cost of investing the proceeds of the sale of the shares of the Portfolios is minimal and, therefore, the shares of the Portfolios are currently sold at net asset value, without imposition of a fee that would be used to reimburse a Portfolio for such cost ("reimbursement fee"). Reimbursement fees may be charged prospectively from time to time based upon the future experience of the Portfolios and their corresponding Master Funds. Any such charges will be described in the prospectus.

                               EXCHANGE OF SHARES

    An investor who is a client of a financial adviser may exchange shares of one Portfolio for those of another Portfolio described in this prospectus or a portfolio of DFA Investment Dimensions Group Inc., an open-end, management investment company ("DFAIDG"), by first contacting its financial adviser and completing the documentation required by the financial adviser. Exchanges are accepted only into those portfolios of DFAIDG that are eligible for the exchange privilege of DFAIDG. In addition, exchanges are not accepted into or from the DFA International Value Portfolio III. Investors should contact their financial advisor for a list of those portfolios of DFAIDG that accept exchanges.

    An investor who has invested through an employer's 401(k) plan may exchange shares of other Fund portfolios that are offered through the plan by completing the necessary documentation as required by the service agent designated under the employer's plan and the Advisor. Please contact the service agent of your plan for further information.

    The minimum amount for an exchange is $100,000. The exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the markets. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Portfolios or otherwise adversely affect the Fund or DFAIDG, the exchange privilege may be terminated and any proposed exchange is subject to the approval of the Advisor. Such approval will depend on: (i) the size of the proposed exchange; (ii) the prior number of exchanges by that shareholder; (iii) the nature of the underlying securities and the cash position of the Portfolio and of the portfolio of DFAIDG involved in the proposed exchange; (iv) the transaction costs involved in processing the exchange; and (v) the total number of redemptions by exchange already made out of the Portfolio. Excessive use of the exchange privilege is defined as any pattern of exchanges among portfolios by an investor that evidences market timing.

    With respect to shares held by clients of financial advisers, the redemption and purchase prices of shares redeemed and purchased by exchange, respectively, are the net asset values next determined after the Advisor has received an Exchange Form in good order, plus any applicable reimbursement fee on purchases by exchange. "Good order" means a completed Exchange Form specifying the dollar amount to be exchanged, signed by all registered owners of the shares; and if the Fund does not have on file the authorized signatures for the account, a guarantee of the signature of each registered owner by a commercial bank, trust company or member of a recognized stock exchange. Exchanges will be accepted only if the registrations of the two accounts are identical, stock certificates have not been issued and the Fund may issue the shares of the portfolio being acquired in compliance with the securities laws of the investor's state of residence.

    With respect to shares held under a 401(k) plan, the redemption and purchase prices of shares redeemed and purchased by exchange, respectively, are the net asset values next determined after the plan's service agent has received appropriate instructions in the form required by such service agent plus any applicable reimbursement fee on purchases by exchange, and provided that such service agent has provided proper documentation to the Advisor.

    There is no fee imposed on an exchange. However, the Fund reserves the right to impose an administrative fee in order to cover the costs incurred in processing an exchange. Any such fee will be disclosed in the prospectus. An exchange is treated as a redemption and a purchase. Therefore, an investor could realize a taxable gain or loss on the transaction. The Fund reserves the right to revise or terminate the exchange privilege, limit the amount of or reject any exchange, or waive the minimum amount requirement as deemed necessary, at any time.

                              REDEMPTION OF SHARES

REDEMPTION PROCEDURES

    An investor who desires to redeem shares of a Portfolio must furnish a redemption request to its financial adviser or to the service agent designated under a 401(k) plan in the form required by such financial adviser or service agent. The Portfolio will redeem shares at the net asset value of such shares next determined after receipt of a request for redemption in good order by PFPC Inc.

    Although the redemption payments will ordinarily be made within seven days after receipt, payment to investors redeeming shares which were purchased by check will not be made until the Fund can verify that the payments for the purchase have been, or will be, collected, which may take up to fifteen days or more. Investors may avoid this delay by submitting a certified check along with the purchase order.

REDEMPTION OF SMALL ACCOUNTS

    With respect to each Portfolio, the Fund reserves the right to redeem a shareholder's account if the value of the shares in a specific account is $500 or less, whether because of redemptions, a decline in the Portfolio's net asset value per share or any other reason. Before the Fund involuntarily redeems shares from such an account and sends the proceeds to the stockholder, the Fund will give written notice of the redemption to the stockholder at least sixty days in advance of the redemption date. The stockholder will then have sixty days from the date of the notice to make an additional investment in the Fund in order to bring the value of the shares in the account for a specific Portfolio to more than $500 and avoid such involuntary redemption. The redemption price to be paid to a stockholder for shares redeemed by the Fund under this right will be the aggregate net asset value of the shares in the account at the close of business on the redemption date.

REDEMPTION IN-KIND

    When in the best interest of a Portfolio, the Portfolio (except the Tax-Managed Value Portfolios and the Tax-Managed Value Series) may make a redemption payment, in whole or in part, by a distribution of portfolio securities that the Portfolio receives from the Master Fund in lieu of cash in accordance with Rule 18f-1 under the Investment Company Act of 1940. The International Value Series reserves the right to redeem its shares in the currencies in which its investments are denominated. Investors may incur brokerage charges and other transaction costs selling such securities and converting such currencies to dollars. Also, the value of currencies may be affected by currency exchange fluctuations. The Tax-Managed Value Portfolios and the Tax-Managed Value Series are authorized to make redemption payments solely by a distribution of portfolio securities, or a combination of securities and cash, when it is determined by the Advisor to be consistent with the tax management strategies described in this prospectus and applicable legal and regulatory requirements.

                             THE FEEDER PORTFOLIOS

    Other institutional investors, including other mutual funds, may invest in each Master Fund. The expenses of such other funds and, correspondingly, their returns may differ from those of the Portfolios. Please contact The DFA Investment Trust Company at 1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401, (301) 395-8005 for information about the availability of investing in a Master Fund other than through a Portfolio.

    The aggregate amount of expenses for a Portfolio and the corresponding Master Fund may be greater than it would be if the Portfolio were to invest directly in the securities held by the corresponding Master Fund. However, the total expense ratios for the Portfolios and the Master Funds are expected to be less over time than such ratios would be if the Portfolios were to invest directly in the underlying securities. This arrangement enables various institutional investors, including the Portfolios, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder in a Master Fund, including a Portfolio, will pay its proportionate share of the expenses of that Master Fund.

    The shares of the Master Funds will be offered to institutional investors for the purpose of increasing the funds available for investment, to reduce expenses as a percentage of total assets and to achieve other economies that might be available at higher asset levels. Investment in a Master Fund by other institutional investors offers potential benefits to the Master Funds, and through their investment in the Master Funds, the Portfolios also. However, such economies and expense reductions might not be achieved, and additional investment opportunities, such as increased diversification, might not be available if other institutions do not invest in the Master Funds. Also, if an institutional investor were to redeem its interest in a Master Fund, the remaining investors in that Master Fund could experience higher pro rata operating expenses, thereby producing lower returns, and the Master Fund's security holdings may become less diverse, resulting in increased risk. Institutional investors that have a greater pro rata ownership interest in a Master Fund than the corresponding Portfolio could have effective voting control over the operation of the Master Fund.

    If the Board of Directors of the Fund determines that it is in the best interest of a Portfolio, it may withdraw its investment in a Master Fund at any time. Upon any such withdrawal, the Board would consider what action the Portfolio might take, including either seeking to invest its assets in another registered investment company with the same investment objective as the Portfolio, which might not be possible, or retaining an investment advisor to manage the Portfolio's assets in accordance with its own investment objective, possibly at increased cost. Shareholders of a Portfolio will receive written notice thirty days prior to the effective date of any changes in the investment objective of its corresponding Master Fund. A withdrawal by a Portfolio of its investment in the corresponding Master Fund could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to the Portfolio. Should such a distribution occur, the Portfolio could incur brokerage fees or other transaction costs in converting such securities to cash in order to pay redemptions. In addition, a distribution in kind to a Portfolio could result in a less diversified portfolio of investments and could affect adversely the liquidity of the Portfolio. Moreover, a distribution in kind by a Master Fund to a Portfolio may constitute a taxable exchange for federal income tax purposes resulting in gain or loss to such Portfolio. Any net capital gains so realized will be distributed to that Portfolio's shareholders as described in "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES."

                              FINANCIAL HIGHLIGHTS

    The Financial Highlights table is meant to help you understand each Portfolio's financial performance for the period of that Portfolio's operations, as indicated by the table. No Financial Highlights are shown for the Tax-Managed U.S. Marketwide Value Portfolio XI because it has not begun operations as of May 31, 1999, so no information is available for it. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Portfolio, assuming reinvestment of all dividends and distributions. The information for the six-month period ended May 31, 1999 has not been audited. The information for each of the fiscal years has been audited by PricewaterhouseCoopers LLP (formerly Coopers & Lybrand L.L.P.), whose report, along with the Portfolios' financial statements (except the Tax-Managed Value Portfolios), are included in the Fund's annual report. Further information about each Portfolio's performance (other than the Tax-Managed U.S. Marketwide Value Portfolio XI) is contained in the fund's annual and semi-annual reports which are available upon request.

                       DIMENSIONAL INVESTMENT GROUP INC.

                     DFA INTERNATIONAL VALUE PORTFOLIO III

                              FINANCIAL HIGHLIGHTS
                            ------------------------

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                       YEAR           YEAR           YEAR         FEB. 3,
                                                      ENDED          ENDED          ENDED            TO
                                                     NOV. 30,       NOV. 30,       NOV. 30,       NOV. 30,
                                                       1998           1997           1996           1995
                                     SIX MONTHS     ----------     ----------     ----------     ----------
                                       ENDED
                                      MAY 31,
                                        1999
                                     ----------
                                     (UNAUDITED)

Net Asset Value, Beginning of
  Period...........................  $   12.55      $    11.57     $    12.39     $    10.81     $    10.00
                                     ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income..............       0.05            0.29           0.21           0.21           0.17
Net Gains (Losses) on Securities
  (Realized and Unrealized)........       0.44            1.10          (0.69)          1.38           0.84
                                     ----------     ----------     ----------     ----------     ----------
Total from Investment Operations...       0.49            1.39          (0.48)          1.59           1.01
                                     ----------     ----------     ----------     ----------     ----------
LESS DISTRIBUTIONS
Net Investment Income..............      (0.28)          (0.26)         (0.22)         (0.01)         (0.17)
Net Realized Gains.................      (0.09)          (0.15)         (0.12)            --          (0.03)
                                     ----------     ----------     ----------     ----------     ----------
Total Distributions................      (0.37)          (0.41)         (0.34)         (0.01)         (0.20)
                                     ----------     ----------     ----------     ----------     ----------
Net Asset Value, End of Period.....  $   12.67      $    12.55     $    11.57     $    12.39     $    10.81
                                     ----------     ----------     ----------     ----------     ----------
                                     ----------     ----------     ----------     ----------     ----------
Total Return.......................       4.02%#         12.36%         (3.91)%        14.76%         10.04%#
                                     ----------     ----------     ----------     ----------     ----------
Net Assets, End of Period
  (thousands)......................  $ 263,559      $  287,738     $  282,818     $  242,371     $  146,952
Ratio of Expenses to Average Net
  Assets (1).......................       0.34%*          0.34%          0.38%          0.45%          0.51%*
Ratio of Net Investment Income to
  Average Net Assets...............       0.78%*          2.21%          1.88%          2.03%          2.29%*
Portfolio Turnover Rate............        N/A             N/A            N/A            N/A            N/A
Portfolio Turnover Rate of Master
  Fund Series......................       6.60%*         15.41%         22.55%         12.23%          9.75%(a)

------------------------

*    Annualized

#   Non-Annualized

(1) Represents the respective combined ratio for the Portfolio and its respective pro-rata share of its Master Fund Series.

(a)  Master Fund Series Turnover calculated for the year ended November 30,
     1995.

N/A  Refer to the respective Master Fund Series.

                       DIMENSIONAL INVESTMENT GROUP INC.

                       U.S. LARGE CAP VALUE PORTFOLIO III

                              FINANCIAL HIGHLIGHTS
                            ------------------------

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                           YEAR              YEAR              YEAR             FEB. 3
                                                           ENDED             ENDED             ENDED              TO
                                                         NOV. 30,          NOV. 30,          NOV. 30,          NOV. 30,
                                                           1998              1997              1996              1995
                                      SIX MONTHS        -----------       -----------       -----------       -----------
                                         ENDED
                                        MAY 31,
                                         1999
                                      -----------
                                      (UNAUDITED)

Net Asset Value, Beginning of
  Period............................   $   19.68         $    19.02        $    15.76        $    12.92        $    10.00
                                      -----------       -----------       -----------       -----------       -----------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income...............        0.11               0.33              0.32              0.28              0.23
Net Gains on Securities (Realized
  and Unrealized)...................        2.64               1.75              3.52              2.60              3.09
                                      -----------       -----------       -----------       -----------       -----------
Total from Investment Operations....        2.75               2.08              3.84              2.88              3.32
                                      -----------       -----------       -----------       -----------       -----------
LESS DISTRIBUTIONS
Net Investment Income...............       (0.33)             (0.33)            (0.29)            (0.04)            (0.23)
Net Realized Gains..................       (1.11)             (1.09)            (0.29)               --             (0.17)
                                      -----------       -----------       -----------       -----------       -----------
Total Distributions.................       (1.44)             (1.42)            (0.58)            (0.04)            (0.40)
                                      -----------       -----------       -----------       -----------       -----------
Net Asset Value, End of Period......   $   20.99         $    19.68        $    19.02        $    15.76        $    12.92
                                      -----------       -----------       -----------       -----------       -----------
                                      -----------       -----------       -----------       -----------       -----------
Total Return........................       15.19%#            11.85%            25.23%            22.34%            33.27%#
                                      -----------       -----------       -----------       -----------       -----------
Net Assets, End of Period
  (thousands).......................   $ 460,145         $  484,611        $  471,038        $  379,974        $  135,043
Ratio of Expenses to Average Net
  Assets (1)........................        0.19%*             0.19%             0.23%             0.26%             0.31%*
Ratio of Net Investment Income to
  Average Net Assets................        0.92%*             1.67%             1.79%             2.29%             2.82%*
Portfolio Turnover Rate.............         N/A                N/A               N/A               N/A               N/A
Portfolio Turnover Rate of Master
  Fund Series.......................       37.54%*            24.70%            17.71%            20.12%            29.41%(a)

------------------------

*    Annualized

#   Non-Annualized

(1) Represents the combined ratio for the Portfolio and its respective pro-rata share of its Master Fund Series.

(a) Master Fund Series turnover calculated for the year ended November 30, 1995.

N/A  Refer to the Master Fund Series

                       DIMENSIONAL INVESTMENT GROUP INC.

                 TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO II

                              FINANCIAL HIGHLIGHTS
                            ------------------------

                        FOR THE PERIOD DECEMBER 16, 1998

                          (COMMENCEMENT OF OPERATIONS)

                                TO MAY 31, 1999

                                  (UNAUDITED)

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net Asset Value, Beginning of Period...................      $   10.00
                                                             ---------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income................................           0.03
  Net Gains on Securities (Realized and Unrealized)....           1.70
                                                             ---------
  Total from Investment Operations.....................           1.73
                                                             ---------
Net Asset Value, End of Period.........................      $   11.73
                                                             ---------
                                                             ---------
Total Return...........................................          17.30%#
                                                             ---------

Net Assets, End of Period (thousands)..................      $  16,903
Ratio of Expenses to Average Net Assets................           0.86%*(a)
Ratio of Net Investment Income to Average Net Assets...           0.71%*(a)
Portfolio Turnover Rate................................            N/A
Portfolio Turnover Rate of Master Fund Series..........           4.77%*

------------------------

*    Annualized

#   Non-Annualized

N/A  Refer to the Master Fund Series.

(a) Because of commencement of operations and related preliminary transaction costs, including organization costs, these ratios are not necessarily indicative of future ratios.

                               SERVICE PROVIDERS

               INVESTMENT ADVISOR                     ACCOUNTING SERVICES, DIVIDEND DISBURSING
         DIMENSIONAL FUND ADVISORS INC.                          AND TRANSFER AGENT
         1299 Ocean Avenue, 11th floor                               PFPC INC.
             Santa Monica, CA 90401                             400 Bellevue Parkway
            Tel. No. (310) 395-8005                             Wilmington, DE 19809

              CUSTODIAN--DOMESTIC                                  LEGAL COUNSEL
               PFPC TRUST COMPANY                      STRADLEY, RONON, STEVENS & YOUNG, LLP
              400 Bellevue Parkway                            2600 One Commerce Square
              Wilmington, DE 19809                          Philadelphia, PA 19103-7098

            CUSTODIAN--INTERNATIONAL                          INDEPENDENT ACCOUNTANTS
                 CITIBANK, N.A.                              PRICEWATERHOUSECOOPERS LLP
                111 Wall Street                               2400 Eleven Penn Center
               New York, NY 10005                             19th and Market Streets
                                                               Philadelphia, PA 19103

                       DIMENSIONAL INVESTMENT GROUP INC.



                            SUPPLEMENT TO PROSPECTUS
                            DATED SEPTEMBER 13, 1999



                U.S. LARGE COMPANY INSTITUTIONAL INDEX PORTFOLIO



    The "Risk and Return Bar Chart and Table" on page 2 of the prospectus is deleted and replaced with the following:


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              U.S. LARGE COMPANY
INSTITUTIONAL INDEX
PORTFOLIO
Total Returns (%)
1994                                                         1.39
1995                                                        37.19
1996                                                        22.54
1997                                                        33.06
1998                                                        28.58
February 1993-June 1999
Highest Quarter                                    Lowest Quarter
                                                            -9.96
21.41 (10/98-12/98)                                   (7/98-9/98)
Year-to-date return as of June 30, 1999 was
12.09%.
Periods ending December 31, 1998
                                                              One       Five  Since 2/93
Annualized Returns (%)                                       Year      Years   Inception
U.S. Large Company
Institutional Index Portfolio                               28.58      23.87       21.06
S&P 500 Index                                               28.58      24.06       21.78


               THE DATE OF THIS SUPPLEMENT IS SEPTEMBER 16, 1999.

                              P R O S P E C T U S

                               SEPTEMBER 13, 1999

 PLEASE CAREFULLY READ THE IMPORTANT INFORMATION IT CONTAINS BEFORE INVESTING.

                       DIMENSIONAL INVESTMENT GROUP INC.
                 ---------------------------------------------

  Dimensional Investment Group Inc. is a mutual fund that offers a variety of investment portfolios. The Portfolio described in this Prospectus: - Has its own investment objective and policies, and is the equivalent of a separate mutual fund. - Is generally only available to institutional investors, retirement plans and clients of registered investment advisors. - Does not charge a
               sales commission or "load". - Is designed for
                    long-term investors. - Requires a
                        minimum initial purchase of $100
                                    million.

                U.S. LARGE COMPANY INSTITUTIONAL INDEX PORTFOLIO

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE
                         SECURITIES OR PASSED UPON THE
 ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
                                    OFFENSE.

                               TABLE OF CONTENTS

RISK/RETURN SUMMARY...................................................................          1

  ABOUT THE PORTFOLIO.................................................................          1
  MANAGEMENT..........................................................................          1
  INVESTMENT OBJECTIVE, STRATEGY AND RISKS............................................          1
  OTHER RISKS.........................................................................          1
  RISK AND RETURN BAR CHART AND TABLE.................................................          2

FEES AND EXPENSES.....................................................................          3

ANNUAL FUND OPERATING EXPENSES........................................................          3

EXAMPLE...............................................................................          3

SECURITIES LENDING REVENUE............................................................          3

HIGHLIGHTS............................................................................          4

  MANAGEMENT AND ADMINISTRATIVE SERVICES..............................................          4
  DIVIDEND POLICY.....................................................................          4
  PURCHASE, VALUATION AND REDEMPTION OF SHARES........................................          4

INVESTMENT OBJECTIVE AND POLICIES.....................................................          4

STANDARD & POOR'S INFORMATION AND DISCLAIMERS.........................................          4

PORTFOLIO TRANSACTIONS................................................................          5

SECURITIES LOANS......................................................................          5

MANAGEMENT OF THE PORTFOLIO...........................................................          6

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES......................................          6

PURCHASE OF SHARES....................................................................          7

  IN-KIND PURCHASES...................................................................          8

VALUATION OF SHARES...................................................................          8

  NET ASSET VALUE.....................................................................          8
  PUBLIC OFFERING PRICE...............................................................          8

EXCHANGE OF SHARES....................................................................          9

REDEMPTION OF SHARES..................................................................         10

  REDEMPTION PROCEDURE................................................................         10
  REDEMPTION OF SMALL ACCOUNTS........................................................         10
  IN-KIND REDEMPTIONS.................................................................         11

THE FEEDER PORTFOLIO..................................................................         11

SERVICE PROVIDERS.....................................................................         12

RISK/RETURN SUMMARY

ABOUT THE PORTFOLIO
------------------

THE PORTFOLIO HAS A SPECIAL STRUCTURE: The Portfolio is a "Feeder Portfolio"-- a portfolio that does not buy individual securities directly. Instead, it invests in a corresponding mutual fund, or "Master Fund", that in turn purchases stocks, and other securities.

POSSIBLE COMPLICATIONS: The Master-Feeder structure is relatively new and more complex. While this structure is designed to reduce costs, it may not do so. As a result, the Portfolio might encounter operational or other complications.
The Master Fund buys securities directly. The Portfolio invests in the Master Fund's shares. The two have the same gross investment returns.

MANAGEMENT
------------

Dimensional Fund Advisors Inc. (the "Advisor") is the investment manager for the Master Fund. (A Feeder Portfolio does not need an investment manager.)

EQUITY INVESTMENT APPROACH:
-------------------------


The Advisor believes that equity investing should involve a long-term view and a focus on asset class (e.g. S&P 500-Registered Trademark- stocks) selection, not stock picking. It places priority on limiting expenses, portfolio turnover and trading costs. The Portfolio buys a Master Fund that is an index fund. Its criteria for holding a stock is whether the stock is in the S&P 500 Index-Registered Trademark-.


NO MARKET TIMING OR STOCK PICKING: Because the Master Fund is an index fund, the Advisor does not take defensive positions in anticipation of negative investment conditions, or try to pick potentially outperforming securities.

MARKET RISK: Even a long-term investment approach cannot guarantee a profit. Economic, political and issuer specific events will cause the value of securities and the Portfolio that owns them to rise or fall.

INVESTMENT OBJECTIVE, STRATEGY AND RISKS
---------------------------------------

INVESTMENT OBJECTIVE: Produce returns similar to those of S&P 500
Index-Registered Trademark-.

INVESTMENT STRATEGY: Buy shares of a Master Fund that invests in S&P 500 Index-Registered Trademark- stocks in about the same proportions as they are found in the S&P 500 Index-Registered Trademark-.

About the S&P 500 Index: The Standard & Poor's 500 Composite Stock Price Index is market capitalization weighted. Its performance is usually cyclical because it reflects periods when stock prices generally rise or fall.

OTHER RISKS
-----------

SECURITIES LENDING:
----------------

The Master Fund purchased by the Portfolio may lend its portfolio securities to generate additional income. If it does so, it will use various strategies (for example, only making fully collateralized and bank guaranteed loans) to reduce related risks.

YEAR 2000 ISSUE:
--------------

Unless modified, many computer programs will not properly process information from the year 2000 on. The Advisor has taken steps designed to ensure that its computers and those of Portfolio and Master Fund service providers (e.g., custodians) will operate properly. The Portfolio and Master Fund may be negatively affected if the Advisor's efforts prove inadequate, and/or year 2000 problems hurt portfolio securities or economic conditions generally.

RISK AND RETURN BAR CHART AND TABLE
------------------------------------

The Bar Chart and Table below illustrate the variability of the Master Fund's returns and is meant to provide some indication of the risks of investing in the Portfolio. Because the Portfolio is new, the returns shown in the Bar Chart and Table are for the Master Fund and have been adjusted to reflect the anticipated expenses of the Portfolio. Shown are changes in the Master Fund's performance from year to year, and how annualized one year, five year and since inception returns of the Master Fund compare with those of a broad measure of market performance. Past performance is not an indication of future results.



EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              U.S. LARGE COMPANY
              INSTITUTIONAL INDEX
                   PORTFOLIO
Total Returns (%)
1994                                                         1.39
1995                                                        37.19
1996                                                        22.54
1997                                                        33.06
1998                                                        28.58
February 1993-June 1999
Highest Quarter                                    Lowest Quarter
                                                            -9.96
21.41 (10/98-12/98)                                   (7/98-9/98)
Year-to-date return as of June 30, 1999 was
12.09%.
Periods ending December 31, 1998
                                                              One       Five  Since 2/93
Annualized Returns (%)                                       Year      Years   Inception
U.S. Large Company
Institutional Index Portfolio                               28.58      23.87       21.06
S&P 500 Index                                               28.58      24.06       21.78

                               FEES AND EXPENSES

    SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT): None

                         ANNUAL FUND OPERATING EXPENSES
               (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

Management Fee.......................................................................      0.075%*
Other Expenses.......................................................................      0.093%**
Total Operating Expenses.............................................................      0.168%***

------------------------

* The "Management Fee" includes an investment management fee payable by the Master Fund and an administration fee payable by the Portfolio.

** "Other Expenses" is an annualized estimate based on anticipated fees and expenses payable by both the Master Fund and the Portfolio through the fiscal year ending November 30, 1999.


*** The Advisor and other service providers to the Portfolio and Master Fund have agreed to waive certain fees and to assume expenses of the Portfolio to the extent necessary to keep the cumulative expenses to not more than .10% of the average net assets of the Portfolio on an annualized basis. For purposes of this waiver and assumption, the expenses are those expenses incurred in any period consisting of thirty-six consecutive months. Any fees that may be waived or expenses that may be reimbursed may be subject to recoupment for a period of 36 months. The Advisor and service providers retain the right in their sole discretion to change or eliminate such waiver and assumption of expenses in the future. Such change will be set forth in the prospectus.


                                    EXAMPLE

    This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

    The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

  1 YEAR       3 YEARS
-----------  -----------
 $      17    $      54

    The Example summarizes the aggregate estimated annual operating expenses before any waivers of both the Portfolio and Master Fund. Because the Portfolio is new, the Example is based on anticipated expenses for the current fiscal year and does not extend over five-and ten-year periods.

                           SECURITIES LENDING REVENUE

    For the fiscal year ended November 30, 1998, the Master Fund received the following net revenue from a securities lending program which constituted a percentage of the average daily net assets of the Master Fund (see "SECURITIES LOANS"):

                                                                                                       PERCENTAGE
MASTER FUND                                                                               NET REVENUE   OF ASSETS
----------------------------------------------------------------------------------------  -----------  -----------
U.S. Large Company Series...............................................................   $  85,000        0.01%

                                   HIGHLIGHTS

MANAGEMENT AND ADMINISTRATIVE SERVICES

    Dimensional Fund Advisors Inc. (the "Advisor" or "DFA") provides the Portfolio with administrative services and serves as investment advisor to the Master Fund. (See "MANAGEMENT OF THE PORTFOLIO.")

                                DIVIDEND POLICY

    The Portfolio distributes dividends from its net investment income quarterly and any realized net capital gains are distributed annually after November 30. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

PURCHASE, VALUATION AND REDEMPTION OF SHARES

    The shares of the Portfolio are offered at net asset value, which is calculated as of the close of the New York Stock Exchange ("NYSE") on each day that the NYSE is open for business. The minimum initial purchase requirement for the Portfolio's shares is $100,000,000. There is no minimum purchase requirement for subsequent purchases. The value of the Portfolio's shares will fluctuate in relation to the investment experience of the Master Fund. The redemption price of a share of the Portfolio is equal to its net asset value. (See "PURCHASE OF SHARES," "VALUATION OF SHARES" and "REDEMPTION OF SHARES.")

INVESTMENT OBJECTIVE AND POLICIES

    U.S. Large Company Institutional Index Portfolio seeks, as its investment objective, to approximate the investment performance of the S&P 500 Index-Registered Trademark-, in terms of its total investment return. The Portfolio invests all of its assets in the U.S. Large Company Series of the Trust (the "Master Fund"), which has the same investment objective and policies as the Portfolio. The Master Fund intends to invest in all of the stocks that comprise the S&P 500 Index-Registered Trademark- in approximately the same proportions as they are represented in the Index. The amount of each stock purchased for the Master Fund, therefore, will be based on the issuer's respective market capitalization. The S&P 500 Index-Registered Trademark- is comprised of a broad and diverse group of stocks most of which are traded on the New York Stock Exchange ("NYSE"). Generally, these are the U.S. stocks with the largest market capitalizations and, as a group, they represent approximately 70% of the total market capitalization of all publicly traded U.S. stocks. Under normal market conditions, at least 95% of the Master Fund's assets will be invested in the stocks that comprise the S&P 500-Registered Trademark- Index.

    The Master Fund may also acquire stock index futures contracts and options thereon in order to commit funds awaiting investment in stocks or maintain cash liquidity. To the extent that it invests in stock index futures contracts and options thereon for other than bona fide hedging purposes, it will not purchase such futures contracts or options if as a result more than 5% of its net assets would then consist of initial margin deposits and premiums required to establish such contracts or options.

    Ordinarily, portfolio securities will not be sold except to reflect additions or deletions of the stocks that comprise the S&P 500
Index-Registered Trademark-, including mergers, reorganizations and similar transactions and, to the extent necessary, to provide cash to pay redemptions of the Master Fund's shares.

                 STANDARD & POOR'S INFORMATION AND DISCLAIMERS

    Neither the Portfolio nor Master Fund is sponsored, endorsed, sold or promoted by standard & Poor's Rating Group, a Division of The McGraw Hill Companies ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Portfolio or the Master Fund or any member of the public regarding the advisability of investing in securities generally or in the Portfolio or the Master Fund particularly or the ability of the S&P 500 Index-Registered Trademark- to track general stock market performance. S&P's only relationship to the Portfolio or the Master Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index-Registered Trademark-which is determined, composed and calculated by S&P without regard to the Portfolio or the Master Fund. S&P has no obligation to take the needs of the Portfolio, the Master Fund or their respective owners into consideration in determining, composing or calculating the S&P 500 Index-Registered Trademark-. S&P, is not responsible for and has not participated in the determination of the prices and amount of the Portfolio or the Master Fund or the issuance or sale of the Portfolio or the Master Fund or in the determination or calculation of the equation by which the Portfolio or the Master Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Portfolio or the Master Fund.

    S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX-Registered Trademark- OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX-Registered Trademark- OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX-Registered Trademark- OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                             PORTFOLIO TRANSACTIONS

    For both the Portfolio and the Master Fund, investments will generally be made in eligible securities on a market capitalization weighted basis. Securities will not be purchased or sold based on the prospects for the economy, the securities markets or the individual issuers whose shares are eligible for purchase. Securities which have depreciated in value since their acquisition will not be sold solely because prospects for the issuer are not considered attractive or due to an expected or realized decline in securities prices in general. Securities will not be sold to realize short-term profits, but when circumstances warrant, they may be sold without regard to the length of time held.

    Securities, including those eligible for purchase, may be disposed of, however, at any time when, in the Advisor's judgement, circumstances warrant their sale, including but not limited to tender offers, mergers and similar transactions, or bids made for block purchases at opportune prices. Generally, securities will be purchased with the expectation that they will be held for longer than one year and will be held until such time as they are no longer considered an appropriate holding in light of the investment policy of the Portfolio.

                                SECURITIES LOANS

    The Master Fund is authorized to lend securities to qualified brokers, dealers, banks and other financial institutions for the purpose of earning additional income. While the Master Fund may earn additional income from lending securities, such activity is incidental to the Master Fund's investment objective. The value of securities loaned may not exceed 33 1/3% of the value of the Master Fund's total assets. In connection with such loans, the Master Fund will receive collateral consisting of cash or U.S. government securities, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. In addition, the Master Fund will be able to terminate the loan at any time and will receive reasonable compensation on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. In the event of the bankruptcy of the borrower, the Master Fund could experience delay in recovering the loaned securities. Management believes that this risk can be controlled through careful monitoring procedures. The Portfolio is also authorized to lend its portfolio securities. However, as long as it holds only shares of the Master Fund, it will not do so.

                          MANAGEMENT OF THE PORTFOLIO

    The Advisor serves as investment advisor to the Master Fund. As such, it is responsible for the management of its assets. The Advisor provides the Master Fund with a trading department and selects brokers and dealers to effect securities transactions.

    Securities transactions are placed with a view to obtaining the best price and execution of such transactions. The Advisor is authorized to pay a higher commission to a broker, dealer or exchange member than another such organization might charge if it determines, in good faith, that the commission paid is reasonable in relation to the research or brokerage services provided by such organization.

    For the advisory fees the Portfolio will incur as a percentage of average net assets, see "ANNUAL FUND OPERATING EXPENSES." The Advisor was organized in May, 1981, and is engaged in the business of providing investment management services to institutional investors. Assets under management total approximately $31 billion.

    The Portfolio and the Master Fund each bears all of its own costs and expenses, including: services of its independent accountants, legal counsel, brokerage commissions and transfer taxes in connection with the acquisition and disposition of portfolio securities, taxes, insurance premiums, costs incidental to meetings of its shareholders and directors or trustees, the cost of filing its registration statements under federal securities laws and the costs of any filings required under state securities laws, reports to shareholders, and transfer and dividend disbursing agency, administrative services and custodian fees. Expenses allocable to the Portfolio or the Master Fund are so allocated and expenses which are not allocable to the Portfolio and the Master Fund are borne by the Portfolio and the Master Fund on the basis of their relative net assets.

                DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

    The Portfolio distributes substantially all net investment income quarterly and any realized net capital gains are distributed annually after November 30.

    Shareholders of the Portfolio will automatically receive all income dividends and any capital gains distributions in additional shares of the Portfolio at net asset value (as of the business date following the dividend record date), unless upon written notice to the Advisor, the shareholder selects one of the following options:

       Income Option--to receive income dividends in cash and capital gains distributions in additional shares at net asset value.

       Capital Gains Option--to receive capital gains distributions in cash and income dividends in additional shares at net asset value.

       Cash Option--to receive both income dividends and capital gains distributions in cash.

    Whether paid in cash or additional shares and regardless of the length of time the Portfolio's shares have been owned by shareholders who are subject to federal income taxes, distributions from long-term capital gains are taxable as such. Dividends from net investment income or net short-term capital gains will be taxable as ordinary income, whether received in cash or in additional shares. Dividends from net investment income will generally qualify in part for the corporate dividends received deduction. The portion of dividends so qualified depends on the aggregate qualifying dividend income received by the Master Fund from domestic (U.S.) sources.

    For those investors subject to tax, if purchases of shares of the Portfolio are made shortly before the record date for a dividend or capital gains distribution, a portion of the investment will be returned as a taxable distribution. Shareholders are notified annually by the Fund as to the federal tax status of dividends and distributions paid by the Portfolio.

    Dividends which are declared in November or December to shareholders of record but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by the Portfolio and received by the shareholder on December 31 of the calendar year in which they are declared.

    The sale of shares of the Portfolio is a taxable event and may result in a capital gain or loss to shareholders subject to tax. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares of the Portfolio for shares of another portfolio of the Fund. Any loss incurred on sale or exchange of the Portfolio's shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

    Certain investments by the Master Fund may be subject to special rules which may affect the amount, character and timing of the income to the Master Fund. Some of these rules are referenced in the statement of additional information.

    In addition to federal taxes, shareholders may be subject to state and local taxes on distributions from the Portfolio and on gains arising on redemption or exchange of Portfolio shares.

    The Portfolio is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on the account registration form your proper Taxpayer Identification Number and by certifying that you are not subject to backup withholding.

    The tax discussion set forth above is included for general information only. Prospective investors should consult the statement of additional information. Prospective investors should also consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in the Portfolio.

                               PURCHASE OF SHARES

    Investors may purchase shares of the Portfolio by first contacting the Advisor at (310) 395-8005 to notify the Advisor of the proposed investment. All investments are subject to approval of the Advisor, and all investors must complete and submit an Account Registration Form.

    The minimum initial purchase requirement for the Portfolio's shares is $100,000,000. Once the minimum purchase requirement is satisfied, further investments in the Portfolio are not subject to any minimum purchase requirement. The Fund reserves the right to reduce or waive the minimum investment requirement, to reject any initial or additional investment and to suspend the offering of shares of the Portfolio.

    Investors having an account with a bank that is a member or a correspondent of a member of the Federal Reserve System may purchase shares by first calling the Advisor at (310) 395-8005 to notify the Advisor of the proposed investment, then requesting the bank to transmit immediately available funds (Federal Funds) by wire to the custodian, for the account of Dimensional Investment Group Inc. (U.S. Large Company Institutional Index Portfolio). Additional investments also may be made through the wire procedure by first notifying the Advisor. Investors who wish to purchase shares by check should send their check to Dimensional Investment Group Inc., c/o PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809.

    Shares may also be purchased and sold by individuals through securities firms which may charge a service fee or commission for such transactions. No such fee or commission is charged on shares which are purchased or redeemed directly from the Fund. Investors who are clients of investment advisory organizations may also be subject to investment advisory fees under their own arrangements with such organizations.

    Purchases of shares will be made in full and fractional shares calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued.

IN-KIND PURCHASES

    If accepted by the Fund, shares of the Portfolio may be purchased in exchange for securities which are eligible for acquisition by the Master Fund or otherwise represented in its portfolio as described in this prospectus. Securities to be exchanged which are accepted by the Fund and shares of the Portfolio to be issued therefore will be valued as set forth under "VALUATION OF SHARES" at the time of the next determination of net asset value after such acceptance. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer.

    The Fund will not accept securities in exchange for shares of the Portfolio unless: (1) such securities are, at the time of the exchange, eligible to be included, or otherwise represented, in the Master Fund and current market quotations are readily available for such securities; (2) the investor represents and agrees that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Master Fund under the Securities Act of 1933 or otherwise; and (3) at the discretion of the Fund, the value of any such security (except U.S. government securities) being exchanged together with other securities of the same issuer owned by the Master Fund may not exceed 5% of the net assets of the Master Fund immediately after the transaction. The Fund will accept such securities for investment and not for resale.

    A gain or loss for federal income tax purposes will generally be realized by investors who are subject to federal taxation upon the exchange depending upon the cost of the securities exchanged. Investors interested in such exchanges should contact the Advisor.

                              VALUATION OF SHARES

NET ASSET VALUE

    The net asset values per share of the Portfolio and the Master Fund are calculated as of the close of the NYSE by dividing the total market value of their respective investments and other assets, less any liabilities, by the total outstanding shares of the stock of the Portfolio and the Master Fund, respectively. The net asset values will not be calculated on days the NYSE is closed, including national holidays. The value of the Portfolio's shares will fluctuate in relation to the investment experience of the Master Fund. Securities held by the Master Fund which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sale price of the day. If there is no such reported sale, the Master Fund values such securities at the mean between the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the mean between the most recent quoted bid and asked prices. The value of other assets and securities for which no quotations are readily available (including restricted securities) are determined in good faith at fair value in accordance with procedures adopted by the Board of Trustees of the Trust.

PUBLIC OFFERING PRICE

    Provided that the transfer agent has received the investor's Account Registration form in good order and the custodian has received the investor's payment, shares of the Portfolio will be priced at the net asset value calculated next after receipt of the investor's funds by the custodian. "Good order" with respect to the purchase of shares means that (1) a fully completed and properly signed Account Registration form and any additional supporting legal documentation required by the Advisor have been received in legible form and (2) the Advisor has been notified of the purchase by telephone and, if the Advisor so requests, also in writing, no later than the close of regular trading on the NYSE (ordinarily 1:00 p.m. PST) on the day of the purchase. If an order to purchase shares must be canceled due to non-payment, the purchaser will be responsible for any loss incurred by the Fund arising out of such cancellation. The Fund reserves the right to redeem shares owned by any purchaser whose order is canceled to recover any resulting loss to the Fund and may prohibit or restrict the manner in which such purchaser may place further orders.

    Management believes that any dilutive effect of the cost of investing the proceeds of the sale of the shares of the Portfolio will be minimal and, therefore, the shares of the Portfolio are currently sold at net asset value, without imposition of a fee that would be used to reimburse the Portfolio for such cost (a "reimbursement fee"). However, a reimbursement fee may be charged prospectively from time to time based upon the future experience of the Portfolio and the Master Fund. A reimbursement fee would be used to defray the costs of investing in securities (such as brokerage commissions, taxes and other transaction costs). Any such charge will be described in the prospectus.

                               EXCHANGE OF SHARES

    Investors may exchange shares of the Portfolio for those of another portfolio in the Fund or a portfolio of DFA Investment Dimensions Group Inc., an open-end, management investment company ("DFAIDG"). Investors should first contact the Advisor at (310) 395-8005 to notify the Advisor of the proposed exchange and then complete an Exchange Form and mail it to:

                       Dimensional Investment Group Inc.
                            Attn: Client Operations
                         1299 Ocean Avenue, 11th Floor
                             Santa Monica, CA 90401

    The minimum amount for an exchange into a portfolio of DFAIDG is $100,000. Exchanges are accepted only into those portfolios of DFAIDG that are eligible for the exchange privilege of DFAIDG. Investors may contact the Advisor at the above-listed phone number for a list of those portfolios of DFAIDG that accept exchanges.

    The exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the markets. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Portfolio or otherwise adversely affect the Fund or DFAIDG, any proposed exchange will be subject to the approval of the Advisor. Such approval will depend on: (i) the size of the proposed exchange; (ii) the prior number of exchanges by that shareholder; (iii) the nature of the underlying securities and the cash position of the Portfolio and of the portfolio of the Fund or DFAIDG involved in the proposed exchange; (iv) the transaction costs involved in processing the exchange; and (v) the total number of redemptions by exchange already made out of the Portfolio. Excessive use of the exchange privilege is defined as any pattern of exchanges among portfolios by an investor that evidences market timing.


    The redemption and purchase prices of shares redeemed and purchased by exchange, respectively, are the net asset values next determined after the Advisor has received an Exchange Form in good order, plus any applicable reimbursement fee on purchases by exchange. "Good order" means a completed Exchange Form specifying the dollar amount to be exchanged, signed by all registered owners of the shares; and if the Fund does not have on file the authorized signatures for the account, a guarantee of the signature of each registered owner by an "eligible guarantor institution." Such institutions generally include national or state banks, savings associations, savings and loan associations, trust companies, savings banks, credit unions and members of a recognized stock exchange. Exchanges will be accepted only if the registrations of the two accounts are identical, stock certificates have not been issued and the Fund or DFAIDG may issue the shares of the portfolio being acquired in compliance with the securities laws of the investor's state of residence.

    There is no fee imposed on an exchange. However, the Fund reserves the right to impose an administrative fee in order to cover the costs incurred in processing an exchange. Any such fee will be disclosed in the prospectus. An exchange is treated as a redemption and a purchase. Therefore, an investor could realize a taxable gain or a loss on the transaction. The Fund reserves the right to revise or terminate the exchange privilege, waive the minimum amount requirement, limit the amount of or reject any exchange, as deemed necessary, at any time.

                              REDEMPTION OF SHARES

REDEMPTION PROCEDURE

    Investors who desire to redeem shares of the Portfolio must first contact the Advisor at (310) 395-8005. The Portfolio will redeem shares at the net asset value of such shares next determined after receipt of a written request for redemption in good order by the Portfolio's transfer agent. "Good order" means that the request to redeem shares must include all necessary documentation, to be received in writing by the Advisor no later than the close of regular trading on the NYSE (ordinarily 1:00 p.m. PST), including: the stock certificate(s), if issued; a letter of instruction or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners (or authorized representatives thereof) of the shares; if the Fund does not have on file the authorized signatures for the account, a guarantee of the signature of each registered owner by an eligible guarantor institution; and any other required supporting legal documents.

    Redeeming shareholders who have authorized redemption payment by wire on an authorization form filed with the Fund, may request that redemption proceeds be paid in federal funds wired to the bank they have designated on the authorization form. If the proceeds are wired to the shareholder's account at a bank which is not a member of the Federal Reserve System, there could be a delay in crediting the funds to the shareholder's bank account. The Fund reserves the right at any time to suspend or terminate the redemption by wire procedure after notification to shareholders. No charge is made by the Fund for redemptions. The redemption of all shares in an account will result in the account being closed. A new Account Registration Form will be required for further investments. (See "PURCHASE OF SHARES.")

    Although the redemption payments will ordinarily be made within seven days after receipt, payment to investors redeeming shares which were purchased by check will not be made until the Fund can verify that the payments for the purchase have been, or will be, collected, which may take up to fifteen days or more. Investors may avoid this delay by submitting a certified check along with the purchase order.

REDEMPTION OF SMALL ACCOUNTS

    The Fund reserves the right to redeem a shareholder's account if the value of the shares in the account is $500 or less, whether because of redemptions, a decline in the Portfolio's net asset value per share or any other reason. Before the Fund involuntarily redeems shares from such an account and sends the proceeds to the stockholder, the Fund will give written notice of the redemption to the stockholder at least sixty days in advance of the redemption date. The stockholder will then have sixty days from the date of the notice to make an additional investment in the Portfolio in order to bring the value of the shares in the account to more than $500 and avoid such involuntary redemption. The redemption price to be paid to a stockholder for shares redeemed by the Fund under this right will be the aggregate net asset value of the shares in the account at the close of business on the redemption date.

IN-KIND REDEMPTIONS

    When in the best interests of the Portfolio, the Portfolio may make a redemption payment, in whole or in part, by a distribution of portfolio securities that the Portfolio receives from the Master Fund in lieu of cash. Such distributions will be made in accordance with the federal securities laws and regulations governing mutual funds. Investors may incur brokerage charges and other transaction costs selling securities that were received in payment of redemptions.

                              THE FEEDER PORTFOLIO

    Other institutional investors, including other mutual funds, may invest in the Master Fund. The expenses of such other funds and, correspondingly, their returns may differ from those of the Portfolio. Please contact the DFA Investment Trust Company at 1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401, (301) 395-8005 for information about the availability of investing in the Master Fund other than through the Portfolio.

    The aggregate amount of expenses for the Portfolio and the Master Fund may be greater than it would be if the Portfolio were to invest directly in the securities held by the Master Fund. However, the total expense ratios for the Portfolio and the Master Fund are expected to be less over time than such ratios would be if the Portfolio were to invest directly in the underlying securities. This arrangement enables various institutional investors, including the Portfolio, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder in the Master Fund, including the Portfolio, will pay its proportionate share of the expenses of the Master Fund.

    The shares of the Master Fund will be offered to institutional investors for the purpose of increasing the funds available for investment, to reduce expenses as a percentage of total assets and to achieve other economies that might be available at higher asset levels. Investment in the Master Fund by other institutional investors offers potential benefits to the Master Fund and, through its investment in the Master Fund, the Feeder Portfolio also. However, such economies and expense reductions might not be achieved, and additional investment opportunities, such as increased diversification, might not be available if other institutions do not invest in the Master Fund. Also, if an institutional investor were to redeem its interest in the Master Fund, the remaining investors in the Master Fund could experience higher pro rata operating expenses, thereby producing lower returns, and the Master Fund's security holdings may become less diverse, resulting in increased risk. Institutional investors that have a greater pro rata ownership interest in the Master Fund than the Portfolio could have effective voting control over the operation of the Master Fund.

    If the Board of Directors of the Fund determines that it is in the best interest of the Portfolio, it may withdraw its investment in the Master Fund at any time. Upon any such withdrawal, the Board would consider what action the Portfolio might take, including either seeking to invest its assets in another registered investment company with the same investment objective as the Portfolio, which might not be possible, or retaining an investment advisor to manage the Portfolio's assets in accordance with its own investment objective, possibly at increased cost. Shareholders of the Portfolio will receive written notice thirty days prior to the effective date of any changes in the investment objective of the Master Fund. A withdrawal by the Portfolio of its investment in the Master Fund could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to the Portfolio. Should such a distribution occur, the Portfolio could incur brokerage fees or other transaction costs in converting such securities to cash in order to pay redemptions. In addition, a distribution in kind to a Portfolio could result in a less diversified portfolio of investments and could affect adversely the liquidity of the Portfolio. Moreover, a distribution in kind by the Master Fund to the Portfolio may constitute a taxable exchange for federal income tax purposes resulting in gain or loss to the Portfolio. Any net capital gains so realized will be distributed to the Portfolio's shareholders as described in "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES."

                               SERVICE PROVIDERS

               INVESTMENT ADVISOR                   ACCOUNTING SERVICES, DIVIDEND DISBURSING AND
         DIMENSIONAL FUND ADVISORS INC.                            TRANSFER AGENT
         1299 Ocean Avenue, 11th floor                               PFPC INC.
             Santa Monica, CA 90401                             400 Bellevue Parkway
             Tel. No. (310) 3958005                             Wilmington, DE 19809

                   CUSTODIAN                                       LEGAL COUNSEL
               PFPC TRUST COMPANY                      STRADLEY, RONON, STEVENS & YOUNG, LLP
              400 Bellevue Parkway                            2600 One Commerce Square
              Wilmington, DE 19809                           Philadelphia, PA 191037098


                                      INDEPENDENT ACCOUNTANTS
                                     PRICEWATERHOUSECOOPERS LLP
                                      2400 Eleven Penn Center
                                      19th and Market Streets
                                       Philadelphia, PA 19103

OTHER AVAILABLE INFORMATION

You can find more information about the Fund and Portfolio in the Fund's Statement of Additional Information ("SAI") and Annual and Semi-Annual Reports.

STATEMENT OF ADDITIONAL INFORMATION. The SAI supplements, and is technically part of, this Prospectus. It includes an expanded discussion of investment practices, risks, and fund operations.

ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. These reports focus on Portfolio holdings and performance. The Annual Report also discusses the market conditions and investment strategies that significantly affected the Portfolio in its last fiscal year.

How to get these and other materials:

-  Request free copies from:

   -- Your plan administrator--if you are a participant in a 401(k) plan offering the Portfolio.

   -- Your account service provider--if you are a client or member of an institution offering the Portfolio.

   -- The Fund--if you represent a 401(k) plan sponsor or qualifying institution. Call collect at (310) 395-8005.

-  Access them on the SEC's Internet site--http://www.sec.gov.

-  Review and copy them at the SEC's Public Reference Room in Washington D.C.

- Request copies from the Public Reference Section of the SEC, Washington, D.C. 20549 (you will be charged a copying fee).

DIMENSIONAL FUND ADVISORS INC.
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401
(310) 395-8005

DIMENSIONAL INVESTMENT GROUP INC.--REGISTRATION NO. 811-6067

                       DFA INTERNATIONAL VALUE PORTFOLIO III
                         U.S. LARGE CAP VALUE PORTFOLIO III
                   TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO II
                   TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO XI

                          DIMENSIONAL INVESTMENT GROUP INC.

            1299 OCEAN AVENUE, 11TH FLOOR, SANTA MONICA, CALIFORNIA 90401
                              TELEPHONE:  (310) 395-8005

                         STATEMENT OF ADDITIONAL INFORMATION

                                 September 13, 1999

     This statement of additional information ("SAI") is not a prospectus but should be read in conjunction with the prospectus of DFA International Value Portfolio III, Tax-Managed U.S. Marketwide Value Portfolio II, Tax-Managed U.S. Marketwide Value Portfolio XI and U.S. Large Cap Value Portfolio III (individually, a "Portfolio" and collectively, the "Portfolios") of Dimensional Investment Group Inc. (the "Fund"), dated September 13, 1999, as amended from time to time.

     The audited financial statements and financial highlights of the Fund are incorporated by reference from the Fund's annual report to shareholders and the unaudited financial information for the period ended May 31, 1999 is incorporated by reference from the Fund's semi-annual report to shareholders. The prospectus and the annual and semi-annual reports can be obtained by writing to the Fund at the above address or by calling the above telephone number.

                                  TABLE OF CONTENTS

PORTFOLIO CHARACTERISTICS AND POLICIES . . . . . . . . . . . . . . . . . . . . 2

BROKERAGE COMMISSIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2

INVESTMENT LIMITATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3

FUTURES CONTRACTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5

CASH MANAGEMENT PRACTICES. . . . . . . . . . . . . . . . . . . . . . . . . . . 6

CONVERTIBLE DEBENTURES . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7

DIRECTORS AND OFFICERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7

SERVICES TO THE FUND . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9

ADVISORY FEES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .10

GENERAL INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .10

SHAREHOLDER RIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .11

PRINCIPAL HOLDERS OF SECURITIES. . . . . . . . . . . . . . . . . . . . . . . .11

PURCHASE OF SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .12

REDEMPTION OF SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . . . .12

TAXATION OF THE PORTFOLIOS . . . . . . . . . . . . . . . . . . . . . . . . . .12

CALCULATION OF PERFORMANCE DATA. . . . . . . . . . . . . . . . . . . . . . . .14

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . .15

                        PORTFOLIO CHARACTERISTICS AND POLICIES

     The following information supplements the information set forth in the prospectus. Unless otherwise indicated, it applies to the DFA International Value Series (the "International Value Series"), the DFA U.S. Large Cap Value Series (the "Large Cap Value Series"), the Tax-Managed U.S. Mareketwide Value Series and the Tax-Managed U.S. Marketwide Value Series X (collectively, the "Master Funds") of The DFA Investment Trust Company (the "Trust") and the Portfolios through their investment in the Master Funds. Capitalized terms not otherwise defined in this SAI have the meaning assigned to them in the prospectus. The Tax-Managed U.S. Marketwide Value Series and the Tax-Managed U.S. Marketwide Value Series X are collectively called the "Tax-Managed Value Series."

     Dimensional Fund Advisors Inc. (the "Advisor") serves as investment advisor to each Master Fund and provides administrative services to the Portfolios.

     Each of the Portfolios and the Master Funds are diversified under the federal securities laws and regulations.

     Because the structures of the Master Funds are based on the relative market capitalizations of eligible holdings, it is possible that a Master Fund might include at least 5% of the outstanding voting securities of one or more issuers. In such circumstances, the Master Fund and the issuer would be deemed affiliated persons and certain requirements under the federal securities laws and regulations regulating dealings between mutual funds and their affiliates might become applicable. However, based on the present capitalizations of the groups of companies eligible for inclusion in the Master Funds and the anticipated amount of the assets intended to be invested in such securities, management does not anticipate that a Master Fund will include as much as 5% of the voting securities of any issuer.

                                BROKERAGE COMMISSIONS

     The following table depicts brokerage commissions paid by the designated Master Funds.

                                BROKERAGE COMMISSIONS
                 FISCAL YEARS ENDED NOVEMBER 30, 1998, 1997 AND 1996

                                       1998          1997             1996
International Value Series           $763,022      $1,133,787      $1,251,242
Large Cap Value Series               1,116,421       929,005         934,452

     The substantial increases or decreases in the amount of brokerage commissions paid by the International Value Series from year to year resulted from increases or decreases in the amount of securities that were bought and sold by the International Value Series. The Tax-Managed Value Series had not begun operations by November 30, 1998.

     Portfolio transactions of each Master Fund will be placed with a view to receiving the best price and execution. In addition, the Advisor will seek to acquire and dispose of securities in a manner which would cause as little fluctuation in the market prices of stocks being purchased or sold as possible in light of the size of the transactions being effected. Brokers will be selected with these goals in view. The Advisor monitors the performance of brokers which effect transactions for the Master Funds to determine the effect that their trading has on the market prices of the securities in which they invest. The Advisor also checks the rate of commission being paid by the Master Funds to their brokers to ascertain that they are competitive with those charged by other brokers for similar services.

     Transactions also may be placed with brokers who provide the Advisor with investment research, such as reports concerning individual issuers, industries and general economic and financial trends and other research services. The Investment Management Agreement of each Master Fund permits the Advisor knowingly to pay commissions on these transactions which are greater than another broker, dealer or exchange member might charge if the Advisor, in good faith, determines that the commissions paid are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or the Advisor's overall responsibilities to assets under its management. Research services furnished by brokers through whom securities transactions are effected may be used by the Advisor in servicing all of its accounts and not all such services may be used by the Advisor with respect to the Master Funds.

     During fiscal year 1998, the following Master Funds paid commissions for securities transactions to brokers which provided market price monitoring services, market studies and research services to the Master Funds as follows:

                                               VALUE OF             BROKERAGE
                                       SECURITIES TRANSACTIONS     COMMISSIONS
                                       -----------------------     -----------
International Value Series                  $  2,427,926             $15,569
Large Cap Value Series                      $ 71,611,201              65,046
                                            ------------             -------

     The over-the-counter market companies eligible for purchase by the Large Cap Value Series and each Tax-Managed Value Series are thinly traded securities. Therefore, the Advisor believes it needs maximum flexibility to effect over-the-counter trades on a best execution basis. To that end, the Advisor places buy and sell orders with market makers, third market brokers, Instinet and with dealers on an agency basis when the Advisor determines that the securities may not be available from other sources at a more favorable price. Third market brokers enable the Advisor to trade with other institutional holders directly on a net basis. This allows the Advisor sometimes to trade larger blocks than would be possible by going through a single market maker.

     The Advisor places buy and sell orders on Instinet when the Advisor determines that the securities may not be available from other sources at a more favorable price. Instinet is an electronic information and communication network whose subscribers include most market makers as well as many institutions. Instinet charges a commission for each trade executed on its system. On any given trade, a Master Fund, by trading through Instinet, would pay a spread to a dealer on the other side of the trade plus a commission to Instinet. However, placing a buy (or sell) order on Instinet communicates to many (potentially all) market makers and institutions at once. This can create a more complete picture of the market and thus increase the likelihood that the Master Fund can effect transactions at the best available prices.

     The Portfolios will not incur any brokerage or other costs in connection with its purchase or redemption of shares of its Master Fund, except if a Portfolio receives securities or currencies from the Master Fund to satisfy the Portfolio's redemption request.


                                INVESTMENT LIMITATIONS

     Each of the Portfolios has adopted certain limitations which may not be changed with respect to any Portfolio without the approval of the holders of a majority of the outstanding voting securities of the Portfolio. A "majority" is defined as the lesser of: (1) at least 67% of the voting securities of the Portfolio (to be effected by the proposed change) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of such Portfolio. The investment limitations of each Master Fund are the same as those of the corresponding Portfolio.

     The Portfolios will not:

     (1) invest in commodities or real estate, including limited partnership interests therein, although they may purchase and sell securities of companies which deal in real estate and securities which are secured by interests in real estate and may purchase or sell financial futures contracts and options thereon;

     (2) make loans of cash, except through the acquisition of repurchase agreements and obligations customarily purchased by institutional investors;

     (3) as to 75% of the total assets of a Portfolio, invest in the securities of any issuer (except obligations of the U.S. Government and its agencies and instrumentalities) if, as a result of more than 5% of the Portfolio's total assets, at market, would be invested in the securities of such issuer;

     (4) purchase or retain securities of an issuer, if those officers and directors of the Fund or the Advisor owning more than 1/2 of 1% of such securities together own more than 5% of such securities; provided that the Tax-Managed Value Portfolios are not subject to this limitation;

     (5) borrow, except from banks as a temporary measure for extraordinary or emergency purposes and, then, in no event, in excess of 33% of its net assets, or pledge more than 33% of such assets to secure such loans;

     (6) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value, except as described in (5) above; provided that the Tax-Managed Value Portfolios are not subject to this limitation;

     (7) invest more than 15% of the value of the Portfolio's total assets in illiquid securities, which include certain restricted securities, repurchase agreements with maturities of greater than seven days, and other illiquid investments; provided that the Tax-Managed Value Portfolios are not subject to this limitation;

     (8)  engage in the business of underwriting securities issued by others;

     (9) invest for the purpose of exercising control over management of any company; provided that the Tax-Managed Value Portfolios are not subject to this limitation;

     (10) invest its assets in securities of any investment company, except in connection with a merger, acquisition of assets, consolidation or reorganization; provided that each Tax-Managed Value Portfolio may invest its assets in securities of investment companies and units of such companies such as, but not limited to, S&P Depository Receipts;

     (11) invest more than 5% of its total assets in securities of companies which have (with predecessors) a record of less than three years' continuous operation; provided that the Tax-Managed Value Portfolios are not subject to this limitation;

     (12) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry;

     (13) write or acquire options (except as described in (1) above) or interests in oil, gas or other mineral exploration, leases or development programs; provided that the Tax-Managed Value Portfolios may write or acquire options;

     (14) purchase warrants, except that the Portfolios may acquire warrants as a result of corporate actions involving their holdings of equity securities; provided that the Tax-Managed Value Portfolios are not subject to this limitation;

     (15) purchase securities on margin or sell short; provided that the Tax-Managed Value Portfolios are not subject to the limitation on selling securities short;

     (16) acquire more than 10% of the voting securities of any issuer; provided that (a) this limitation applies only to 75% of the assets of the U.S. Large Cap Value Portfolio III; and (b) provided that the Tax-Managed Value Portfolios are not subject to this limitation; or

     (17) issue senior securities (as such term is defined in Section 18(f) of the 1940 Act), except to the extent permitted by the 1940 Act.

     The investment limitations described in (3), (4), (7), (9), (10), (11),
(12) and (16) above do not prohibit each Portfolio from investing all or substantially all of its assets in the shares of another registered open-end investment company, such as the Master Funds.

     The investment limitations described in (1) and (15) above do not prohibit each Portfolio from making margin deposits in connection with the purchase or sale of financial futures contracts and options thereon to the extent permitted under applicable regulations.

     Although (2) above prohibits cash loans, the Portfolios are authorized to lend portfolio securities. Inasmuch as the Portfolios will only hold shares of a corresponding Master Fund, the Portfolios do not intend to lend those shares.

     Although not a fundamental policy subject to shareholder approval, each Tax-Managed Value Portfolio, indirectly through its investment in its corresponding Master Fund, does not intend to invest more than 15% of its net assets in illiquid securities.

     Pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"), the Master Funds may purchase certain unregistered (i.e. restricted) securities upon a determination that a liquid institutional market exists for the securities. If it is decided that a liquid market does exist, the securities will not be subject to the 15% limitation on holdings of illiquid securities stated in (7) above. While maintaining oversight, the Board of Trustees of the Trust has delegated the day-to-day function of making liquidity determinations to the Advisor. For Rule 144A securities to be considered liquid, there must be at least two dealers making a market in such securities. After purchase, the Board of Trustees and the Advisor will continue to monitor the liquidity of Rule 144A securities.

     The International Value Series may acquire and sell forward foreign currency exchange contracts in order to hedge against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set in the contract. While the Master Funds have retained authority to buy and sell financial futures contracts and options thereon, they have no present intention to do so.

     Subject to future regulatory guidance, for purposes of those investment limitations identified above that are based on total assets, "total assets" refers to the assets that the Master Fund owns, and does not include assets which the Master Fund does not own but over which it has effective control. For example, when applying a percentage investment limitation that is based on total assets, the Master Fund will exclude from its total assets those assets which represent collateral received by the Master Fund for its securities lending transactions.

     Unless otherwise indicated, all limitations applicable to the Portfolios' and Master Funds' investments apply only at the time that a transaction is undertaken. Any subsequent change in the percentage of a Portfolio's or Master Funds' assets invested in certain securities or other instruments resulting from market fluctuations or other changes in a Portfolio's or Master Funds' total assets will not require a Portfolio or Master Fund to dispose of an investment until the Advisor determines that it is practicable to sell or close out the investment without undue market or tax consequences. With respect to illiquid securities, if a fluctuation in value causes a Portfolio or Master Fund to go above its limitations on investments in illiquid securities, the Board of Directors will consider what action, if any, should be taken to reduce the percentage to the applicable limitation.


                                  FUTURES CONTRACTS

     The Master Funds each may enter into futures contracts and options on futures contracts for the purpose of remaining fully invested and to maintain liquidity to pay redemptions. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of defined securities at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. A Master Fund will be required to make a margin deposit in cash or government securities with a broker or custodian to initiate and maintain positions in futures contracts. Minimal initial margin requirements are established by the futures exchange and brokers may establish margin requirements which are higher than the exchange requirements. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes, to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, reduction in the contract value may reduce the required margin resulting in a repayment of excess margin to a Master Fund. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Master Funds expect to earn income on their margin deposits. To the extent that a Master Fund invests in futures contracts and options thereon for other than bona fide hedging purposes, no Master Fund will enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits and premiums paid for open futures options would exceed 5% of the Master Fund's net assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. Pursuant to published positions of the Securities and Exchange Commission (the "SEC"), the Master Funds may be required to maintain segregated accounts consisting of liquid assets, such as cash, or liquid securities (or, as permitted under applicable regulation, enter into offsetting positions) in connection with their futures contract transactions in order to cover their obligations with respect to such contracts.

     Positions in futures contracts may be closed out only on an exchange which provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Therefore, it might not be possible to close a futures position and, in the event of adverse price movements, a Master Fund would continue to be required to make variation margin deposits. In such circumstances, if a Master Fund has insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it might be disadvantageous to do so. Management intends to minimize the possibility that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.


                              CASH MANAGEMENT PRACTICES

     The Portfolios and Master Funds engage in cash management practices in order to earn income on uncommitted cash balances. Generally, cash is uncommitted pending investment in other obligations, payment of redemptions or in other circumstances where the Advisor believes liquidity is necessary or desirable. All the Portfolios and Master Funds may invest cash in short-term repurchase agreements. In addition, the following cash investments are permissible:

--------------------------------------------------------------------------------
                                                                 Percentage
    Portfolios and Series       Permissible Cash Investment      Guidelines*
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
U.S. Value Series and          High  quality,  highly liquid         20%
Tax-Managed Value Series       fixed  income securities such
                               as  money market instruments;
                               index  futures  contracts and
                               options thereon**
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

International Value Series     Fixed income obligations such         20%
                               as  money market instruments;
                               index  futures  contracts and
                               options thereon**
--------------------------------------------------------------------------------

     *The percentage guidelines set forth above are not absolute limitations but the Portfolios and Master Fund do not expect to exceed these guidelines under normal circumstances.

     **To the extent that such Master Funds or Portfolios invest in futures contracts and options thereon for other than bona fide hedging purposes, no Master Fund or Portfolio will enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits and premiums paid for open futures options would exceed 5% of its total assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%.

                                CONVERTIBLE DEBENTURES

     The International Value Series may invest up to 5% of its assets in convertible debentures issued by non-U.S. companies located in countries where it is permitted to invest. Convertible debentures include corporate bonds and notes that may be converted into or exchanged for common stock. These securities are generally convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security).
As with other fixed income securities, the price of a convertible debenture to some extent varies inversely with interest rates. While providing a fixed-income stream (generally higher in yield than the income derived from a common stock but lower than that afforded by a non-convertible debenture), a convertible debenture also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible debentures tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible debenture tends to rise as a reflection of the value of the underlying common stock. To obtain such a higher yield, the International Value Series may be required to pay for a convertible debenture an amount in excess of the value of the underlying common stock. Common stock acquired by the International Value Series upon conversion of a convertible debenture will generally be held for as long as the Advisor anticipates such stock will provide the International Value Series with opportunities which are consistent with its investment objective and policies.


                                DIRECTORS AND OFFICERS

     The Board of Directors of the Fund is responsible for establishing Fund policies and for overseeing the management of the Fund. Each of the Directors and officers of the Fund is also a Trustee and officer of the Trust. The Directors of the Fund, including all of the disinterested directors, have adopted written procedures to monitor potential conflicts of interest that might develop between the Portfolios and the Master Funds.

     The names, locations and dates of birth of the Directors and officers of the Fund and a brief statement of their present positions and principal occupations during the past five years are set forth below.

DIRECTORS

     David G. Booth*, (12/2/46), Director, President and Chairman-Chief Executive Officer, Santa Monica, CA. President, Chairman-Chief Executive Officer and Director, of the following companies: Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, DFA Investment Dimensions Group Inc. (registered investment company) and Dimensional Emerging Markets Value Fund Inc. (registered investment company). Trustee, President and Chairman-Chief Executive Officer of The DFA Investment Trust Company. Chairman and Director, Dimensional Fund Advisors Ltd. Director, SA Funds.

     George M. Constantinides, (9/22/47), Director, Chicago, IL. Leo Melamed Professor of Finance, Graduate School of Business, University of Chicago. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc. and Dimensional Emerging Markets Value Fund Inc.



     John P. Gould, (1/19/39), Director, Chicago, IL. Steven G. Rothmeier Distinguished Service Professor of Economics, Graduate School of Business, University of Chicago. Trustee, The DFA Investment Trust Company (registered investment company). Director, DFA Investment Dimensions Group Inc., Dimensional Emerging Markets Value Fund Inc. and Harbor Investment Advisors. Member of the Boards of Milwaukee Mutual Insurance Company and UNext.com. Principal and Executive Vice President, Lexecon Inc. (economics, law, strategy and finance consulting). Formerly, Trustee, First Prairie Funds (registered investment company.)



     Roger G. Ibbotson, (5/27/43), Director, New Haven, CT. Professor in Practice of Finance, Yale School of Management. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc., Dimensional Emerging Markets Value Fund Inc., Hospital Fund, Inc. (investment management services) and BIRR Portfolio Analysis, Inc. (software products). Chairman, Ibbotson Associates, Inc., Chicago, IL (software, data, publishing and consulting).

     Merton H. Miller, (5/16/23), Director, Chicago, IL. Robert R. McCormick Distinguished Service Professor Emeritus, Graduate School of Business, University of Chicago. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc., Dimensional Emerging Markets Value Fund Inc. and Public Director, Chicago Mercantile Exchange.


     Myron S. Scholes, (7/1/41), Director, Menlo Park, CA. Frank E. Buck Professor Emeritus of Finance, Stanford University. Trustee, The DFA
Investment Trust Company. Director, DFA Investment Dimensions Group Inc., Dimensional Emerging Markets Value Fund Inc., Benham Capital Management Group of Investment Companies and Smith Breeden Group of Investment Companies. Consultant, Arbor Investors and Oak Hill Capital Management. Formerly, Limited Partner, Long-Term Capital Management L.P. (Money Manager).


     Rex A. Sinquefield*#, (9/7/44), Director, Chairman-Chief Investment Officer, Santa Monica, CA. Chairman-Chief Investment Officer and Director, Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, DFA Investment Dimensions Group Inc. and Dimensional Emerging Markets Value Fund Inc. Trustee, Chairman-Chief Investment Officer of The DFA Investment Trust Company. Chairman, Chief Executive Officer and Director, Dimensional Fund Advisors Ltd.

*Interested Director of the Fund.

Officers

     Each of the officers listed below hold the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, DFA Investment Dimensions Group Inc., The DFA Investment Trust Company, Dimensional Fund Advisors Ltd., and Dimensional Emerging Markets Value Fund Inc.

     Arthur Barlow, (11/7/55), Vice President, Santa Monica, CA.

     Truman Clark, (4/18/41), Vice President, Santa Monica, CA. Consultant until October 1995 and Principal and Manager of Product Development, Wells Fargo Nikko Investment Advisors, San Francisco, CA from 1990-1994.

     James L. Davis, (11/29/56), Vice President, Santa Monica, CA. Vice President of all DFA entities, Kansas State University, Arthur Andersen & Co., Phillips Petroleum Co.

     Robert Deere, (10/8/57), Vice President, Santa Monica, CA.

     Irene R. Diamant, (7/16/50), Vice President and Secretary (Secretary for all entities other than Dimensional Fund Advisors Ltd.), Santa Monica, CA.

     Richard Eustice, (8/5/65), Vice President and Assistant Secretary, Santa Monica, CA.

     Eugene Fama, Jr., (1/21/61), Vice President, Santa Monica, CA.

     Kamyab Hashemi-Nejad, (1/22/61), Vice President, Controller and Assistant Treasurer, Santa Monica, CA.

     Judith A. Jonas, (11/27/55), Vice President, Santa Monica, CA. Vice President of all DFA entities. Vice President, Wells Fargo Bank, N.A. from 1989-1990; Vice President, Demko Baer & Associates, 1991.

     Stephen P. Manus, (12/26/50), Vice President, Santa Monica, CA. President, ANB Investment Management and Trust Company from 1993-1997.

     Karen McGinley, (3/10/66), Vice President, Santa Monica, CA.


     Catherine L. Newell, (5/7/64), Vice President and Assistant Secretary (Assistant & Secretary for all entities other than Dimensional Fund Advisors Ltd.), Santa Monica, CA. Associate, Morrison & Foerster, LLP from 1989 to 1996.



     David Plecha, (10/26/61), Vice President, Santa Monica, CA.

     George Sands, (2/8/56), Vice President, Santa Monica, CA.

     Michael T. Scardina, (10/12/55), Vice President, Chief Financial Officer and Treasurer, Santa Monica, CA.

     Jeanne C. Sinquefield#, Ph.D., (12/2/46), Executive Vice President, Santa Monica, CA.

     Scott Thornton, (3/1/63), Vice President, Santa Monica, CA.


     Weston Wellington, (3/1/51), Vice President, Santa Monica, CA. Vice President, Director of Research, LPL Financial Services, Inc., Boston, MA from 1987 to 1994.



     #Rex A. Sinquefield and Jeanne C. Sinquefield are husband and wife.

     Directors and officers as a group own less than 1% of each Portfolio's outstanding stock.

     Set forth below is a table listing, for each director entitled to receive compensation, the compensation received from the Fund during the fiscal year ended November 30, 1998, and the total compensation received from all four registered investment companies for which the Advisor serves as investment advisor during that same fiscal year.

                                    AGGREGATE          TOTAL COMPENSATION FROM
                                  COMPENSATION                  FUND
DIRECTOR                            FROM FUND             AND FUND COMPLEX*
------------------------          ------------         -----------------------
George M. Constantinides             $5,000                    $30,000
John P. Gould                        $5,000                    $30,000
Roger G. Ibbotson                    $5,000                    $30,000
Merton H. Miller                     $5,000                    $30,000
Myron S. Scholes                     $5,000                    $30,000

* The term Fund Complex refers to all registered investment companies for which the Advisor performs advisory or administrative services and for which the individuals listed above serve as directors.

                                 SERVICES TO THE FUND

ADMINISTRATIVE SERVICES

     The Fund has entered into an administration agreement with the Advisor on behalf of each Portfolio. Pursuant to the administration agreement, the Advisor will perform various services, including: supervision of the services provided by the Portfolio's custodian and transfer and dividend disbursing agent and others who provide services to the Fund for the benefit of the Portfolio; assisting the Fund to comply with the provisions of federal, state, local and foreign securities, tax and other laws applicable to the Portfolio; providing shareholders of record with information about the Portfolio and their investments as they or the Fund may request; assisting the Fund to conduct meetings of shareholders; furnishing information as the Board of Directors may require regarding the Master Funds; and any other administrative services for the benefit of the Portfolio as the Board of Directors may reasonably request. The Advisor also provides the Fund with office space and personnel. For its administrative services, the Portfolios each pay the Advisor a monthly fee equal to one-twelfth of 0.01% of their respective average net assets, except for the Tax-Managed Value Portfolios, which pay no fee.

     PFPC Inc. ("PFPC"), 400 Bellevue Parkway, Wilmington, DE 19809, serves as the accounting services, dividend disbursing and transfer agent for the Portfolios and the Master Funds. The services provided by PFPC are subject to supervision by the executive officers and the Board of Directors of the Fund and include day-to-day keeping and maintenance of certain records, calculation of the net asset value of the shares, preparation of reports, liaison with the custodians, and transfer and dividend disbursing agency services. PFPC's charges for its services to each Portfolio are based on the number of feeder portfolios investing in the corresponding Master Fund and whether the Master Fund is organized to be taxed as a corporation or partnership. PFPC's charges are allocated among the feeder portfolios investing in the Master Fund based on their relative net assets. PFPC charges a group of feeder portfolios investing in a Master Fund which is taxed as a corporation $1,000 per month multiplied by the number of feeder portfolios. This applies to the DFA International Value Portfolio III and the U.S. Large Cap Value Portfolio III. Each Tax-Managed Value
Portfolio's corresponding Master Fund is taxed as a partnership, and each Tax-Managed Value Portfolio will pay PFPC a monthly fee of $2,600.

CUSTODIANS

     PFPC Trust Company, 400 Bellevue Parkway, Wilmington, DE 19809, serves as the custodian for the Portfolios and Master Funds. Citibank, N.A., 111 Wall Street, New York, New York 10005, is the global custodian for the International Value Series. The custodians maintain a separate account or accounts for the Portfolios and the Master Funds; receive, hold and release portfolio securities on account of the Portfolios and the Master Funds; make receipts and disbursements of money on behalf of the Portfolios and the Master Funds; and collect and receive income and other payments and distributions on account of the Portfolios' and the Master Funds' portfolio securities.

DISTRIBUTOR

     The Fund acts as distributor of each series of its own shares of stock.
The Fund has, however, entered into an agreement with DFA Securities Inc., a wholly owned subsidiary of the Advisor, pursuant to which DFA Securities Inc. is responsible for supervising the sale of each series of shares. No compensation is paid by the Fund to DFA Securities Inc. under this agreement.

LEGAL COUNSEL

     Stradley, Ronon, Stevens & Young, LLP serves as legal counsel to the Fund. Its address is 2600 One Commerce Square, Philadelphia, PA 19103-7098.


                                    ADVISORY FEES

David G. Booth and Rex A. Sinquefield, as directors and officers of the Advisor and shareholders of the Advisor's outstanding stock, may be deemed controlling persons of the Advisor. For the services it provides as investment advisor to each Master Fund, the Advisor is paid a monthly fee calculated as a percentage of average net assets of the Master Fund. For the fiscal years ended November 30, 1998, 1997 and 1996, the Master Funds paid advisory fees as set forth in the following table (the Tax-Managed Value Series had not begun operating as of November 30, 1998):

                                      1998            1997            1996
International Value Series*        $3,466,000      $2,997,000      $2,124,000
Large Cap Value Series*            $1,667,000      $1,255,000       $699,000

* Each of these Master Funds have more than one investor; this dollar amount represents the total dollar amount of advisory fees paid by the Master Fund to the Advisor.


                                 GENERAL INFORMATION

     The Fund was incorporated under Maryland law on March 19, 1990. The Fund was known as DFA U.S. Large Cap Inc. from February, 1992, until it amended its Articles of Incorporation in April 1993, to change to its present name. Prior to a February 1992, amendment to the Articles of Incorporation, it was known as DFA U.S. Large Cap Portfolio Inc. The DFA Investment Trust Company was organized as a Delaware business trust on October 27, 1992. The Trust offers shares of its series only to institutional investors in private offerings.

                                  SHAREHOLDER RIGHTS

     The shares of each Portfolio, when issued and paid for in accordance with the Fund's prospectus, will be fully paid and non-assessable shares, with equal, non-cumulative voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.

     With respect to matters which require shareholder approval, shareholders are entitled to vote only with respect to matters which affect the interest of the class of shares (Portfolio) which they hold, except as otherwise required by applicable law. If liquidation of the Fund should occur, shareholders would be entitled to receive on a per class basis the assets of the particular Portfolio whose shares they own, as well as a proportionate share of Fund assets not attributable to any particular Portfolio. Ordinarily, the Fund does not intend to hold annual meetings of shareholders, except as required by the 1940 Act or other applicable law. The Fund's by-laws provide that special meetings of shareholders shall be called at the written request of at least 10% of the votes entitled to be cast at such meeting. Such meeting may be called to consider any matter, including the removal of one or more directors. Shareholders will receive shareholder communications with respect to such matters as required by the 1940 Act, including semi-annual and annual financial statements of the Fund, the latter being audited.

     Whenever a Portfolio, as an investor in its corresponding Master Fund, is asked to vote on a shareholder proposal, the Fund will solicit voting instructions from the Portfolio's shareholders with respect to the proposal. The Directors of the Fund will then vote the Portfolio's shares in the Master Fund in accordance with the voting instructions received from the Portfolio's shareholders. The Directors of the Fund will vote shares of the Portfolio for which they receive no voting instructions in accordance with their best judgment.

     Shareholder inquiries may be made by writing or calling the Fund at the address or telephone number appearing on the cover. Only those individuals whose signatures are on file for the account in question may receive specific account information or make changes in the account registration.


                           PRINCIPAL HOLDERS OF SECURITIES

     As of August 31, 1999, the following person(s) beneficially owned 5% or more of the outstanding stock of each Portfolio (prior to the date of this SAI, the Tax-Managed U.S. Marketwide Value Portfolio XI had no operations and had no shareholders):

[Principal Holders as of August 31, 1999 will be included in the filing of 485(b) prior to the effective date.]


DFA INTERNATIONAL VALUE PORTFOLIO III


          Charles Schwab & Co. Inc.*           100.00%
          101 Montgomery Street
          San Francisco, CA 94104


U.S. LARGE CAP VALUE PORTFOLIO III


          Charles Schwab & Co. Inc.*
          (see address above)                   95.94%


TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO II


          Charles Schwab & Co., Inc*
          (see address above)                  100.00%


*Owner of record only.

                                  PURCHASE OF SHARES


     The following information supplements the information set forth in the prospectus under the caption "PURCHASE OF SHARES."



     The Fund will accept purchase and redemption orders on each day that the New York Stock Exchange ("NYSE") is open for business, regardless of whether the Federal Reserve System is closed. However, no purchases by wire may be made on any day that the Federal Reserve System is closed. The Fund will generally be closed on days that the NYSE is closed. The NYSE is scheduled to be open Monday through Friday throughout the year except for days closed to recognize New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day (12/24/99).
The Federal Reserve System is closed on the same days as the NYSE, except that it is open on Good Friday and closed on Columbus Day and Veterans' Day. Orders for redemptions and purchases will not be processed if the Fund is closed.

     The Fund reserves the right, in its sole discretion, to suspend the offering of shares of any or all Portfolios or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund or a Portfolio. Securities accepted in exchange for shares of a Portfolio will be acquired for investment purposes and will be considered for sale under the same circumstances as other securities in the Portfolio.


                                 REDEMPTION OF SHARES

     The following information supplements the information set forth in the prospectus under the caption "REDEMPTION OF SHARES."

     The Fund may suspend redemption privileges or postpone the date of payment:
(1) during any period when the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC, (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (3) for such other periods as the SEC may permit.


                              TAXATION OF THE PORTFOLIOS

     The following is a summary of some of the federal income tax consequences that may affect each Portfolio. Unless your investment in a Portfolio is through a retirement plan, you should consider the tax implications of investing and consult your own tax adviser.

DISTRIBUTION OF NET INCOME

     Each Portfolio receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of a Portfolio, constitutes its net investment income from which dividends may be paid to its shareholders. Any distributions by a Portfolio from such income will be taxable to a shareholder as ordinary income, whether they are received in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAINS

     A Portfolio may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to shareholders as ordinary income. Distributions paid from long-term capital gains realized by a Portfolio will be taxable to shareholders as long-term capital gain, regardless of how long the shares of the Portfolio have been held. Any net short-term or long-term capital gains realized by a Portfolio (net of any capital loss carryovers) generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Portfolio.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY

     Each Portfolio intends to qualify each year as a regulated investment company by satisfying certain distribution and asset diversification requirements under the Internal Revenue Code (the "Code"). As a regulated investment company, the Portfolios generally pay no federal income tax on the income and gains it distributes to its shareholders. The Board reserves the right not to maintain the qualification of a Portfolio as a regulated investment company, if it determines such course of action to be beneficial to shareholders. In such case, a Portfolio will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to shareholders will be taxed as ordinary dividend income to the extent of a Portfolio's available earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENT

     The Code requires a Portfolio to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the twelve month period ending October 31 (in addition to undistributed amounts from the prior year) to you by December 31 of each year in order to avoid federal excise taxes. Each Portfolio intends to declare and pay sufficient dividends in December (or January that are treated by you as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

EFFECT OF FOREIGN INVESTMENTS ON DISTRIBUTIONS

     Most foreign exchange gains realized on the sale of debt instruments are treated as ordinary income by a Portfolio. Similarly, foreign exchange losses realized by a Portfolio on the sale of debt instruments are generally treated as ordinary losses by such Portfolio. These gains when distributed will be taxable to shareholders as ordinary dividends, and any losses will reduce a Portfolio's ordinary income otherwise available for distribution to shareholders. This treatment could increase or reduce a Portfolio's ordinary income distributions to shareholders, and may cause some or all of a Portfolio's previously distributed income to be classified as a return of capital.

     A Portfolio which invests in foreign securities may be subject to foreign withholding taxes on income from certain of their foreign securities. If more than 50% in value of the total assets of a Portfolio are invested in securities of foreign corporations, such Portfolio may elect to pass through to its shareholders their pro rata share of foreign income taxes paid by such Portfolio. If this election is made, shareholders will be required to include in their gross income their pro rata share of foreign taxes paid by the Portfolio. However, shareholders will be entitled to either deduct (as an itemized deduction in the case of individuals) their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. federal income tax, subject to certain limitations under the Code.

DIVIDENDS RECEIVED DEDUCTION

     Portfolios which will receive virtually all their net investment income from the receipt of interest income or from investments in foreign securities are not expected to make distributions eligible for the dividends received deduction for corporations. In the case of the other Portfolios, dividends from net investment income will generally qualify in part for the corporate dividends received deduction, but the portion of dividends so qualified depends on the aggregate qualifying dividend income received by the Portfolio from domestic (U.S.) sources.

REDEMPTION OF PORTFOLIO SHARES

     Redemptions and exchanges of Portfolio shares are taxable transactions for federal and state income tax purposes that cause a shareholder to recognize a gain or loss. If a shareholder holds his shares as a capital asset, the gain or loss that he realizes will be capital gain or loss. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to the shareholder by the Portfolio on those shares.

     All or a portion of any loss that a shareholder realizes upon the redemption of a Portfolio's shares will be disallowed to the extent that the shareholder purchases other shares in the Portfolio (through reinvestment of dividends or otherwise) within 30 days before or after the share redemption. Any loss disallowed under these rules will be added to the shareholder's tax basis in the new shares purchased by the shareholder.

U.S. GOVERNMENT OBLIGATIONS

     Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a Portfolio or Master Fund. Investments in GNMA/FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

COMPLEX SECURITIES



     A Portfolio or Master Fund may invest in derivatives and such investments may be subject to numerous special and complicated tax rules. These rules could affect whether gains or losses recognized by a Portfolio or Master Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Portfolio or Master Fund, defer a Portfolio's or a Master Fund's ability to recognize losses, and, in limited cases, subject the Portfolio or Master Fund to U.S. federal income tax on income from certain of its foreign investments.
In turn, these rules may affect the amount, timing or character of the income distributed to a shareholder by a Portfolio or Master Fund.


OTHER SPECIAL RULES APPLICABLE TO FEEDER PORTFOLIOS WHICH INVEST IN MASTER FUNDS

     A Portfolio which invests in a Master Fund may be subject to certain special rules depending on whether the Master Fund in which such Portfolio invests is taxable as a registered investment company ("RIC") or as a partnership under the Code. For example, Portfolios which invest in RIC Master Funds will not be permitted to passthrough foreign withholding taxes paid by such Master Funds to such Portfolio's shareholders. These special rules may affect the amount, timing or character of the income distributed to shareholders of such Portfolios.



INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS

     The Portfolios will inform shareholders of the amount and character of distributions at the time they are paid, and will advise shareholders of the tax status for federal income tax purposes of such distributions shortly after the close of each calendar year. Shareholders who have not held shares of a Portfolio a full year may have designated and distributed to them as ordinary income or capital gain a percentage of income that is not equal to the actual amount of such income earned during the period of their investment in the Portfolio.


                           CALCULATION OF PERFORMANCE DATA

     The Portfolios and the Master Funds may disseminate reports of their investment performance from time to time. Investment performance is calculated on a total return basis; that is by including all net investment income and any realized and unrealized net capital gains or losses during the period for which investment performance is reported. If dividends or capital gains distributions have been paid during the relevant period, the calculation of investment performance will include such dividends and capital gains distributions as though reinvested in shares of the Portfolio or Master Fund. Standard quotations of total return are computed in accordance with SEC Guidelines and are presented whenever any non-standard quotations are disseminated. Non-standardized total return quotations may differ from the SEC Guideline computations by covering different time periods. In all cases, disclosures are made when performance quotations differ from the SEC Guidelines. Performance data is based on historical earnings and is not intended to indicate future performance. Rates of return expressed on an annual basis will usually not equal the sum of returns expressed for consecutive interim periods due to the compounding of the interim yields.
The Fund's annual and semi-annual reports to shareholders of the Portfolios for the fiscal year ended November 30, 1998 and the period ended May 31, 1999, contain additional performance information. A copy of the annual and semi-annual reports are available upon request and without charge.

     With respect to the DFA International Value Portfolio III, rates of return expressed as a percentage of U.S. dollars will reflect applicable currency exchange rates at the beginning and ending dates of the investment periods presented. The return expressed in terms of U.S. dollars is the return one would achieve by investing dollars in the Portfolio at the beginning of the period and liquidating the investment in dollars at the end of the period. Hence, the return expressed as a percentage of U.S. dollars combines the investment performance of the Portfolio (and its corresponding Master Fund) as well as the performance of the local currency or currencies of the Portfolio.


     Quotations of the annualized percentage total returns for each Portfolio for the one-, five-, and ten-year periods ended December 31, 1998 (as applicable) are set forth in the prospectus. Such quotations use the standardized method of calculation required by the SEC.


     For purposes of calculating the performance of the Portfolios, the performance of the corresponding Master Fund will be utilized for the period prior to when each Portfolio commenced operations and, if applicable, restated to reflect a Portfolio's fees and expenses. As the following formula indicates, each Portfolio and Master Fund determines its average annual total return by finding the average annual compounded rates of return over the stated time period that would equate a hypothetical initial purchase order of $1,000 to its redeemable value (including capital appreciation/depreciation and dividends and distributions paid and reinvested less any fees charged to a shareholder account) at the end of the stated time period. The calculation assumes that all dividends and distributions are reinvested at the public offering price on the reinvestment dates during the period. The calculation also assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. According to the SEC's formula:

        n
P(1 + T)  = ERV

where:

     P   =     a hypothetical initial payment of $1,000

     T   =     average annual total return

     n   =     number of years

     ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- and ten-year periods at the end of the one-, five- and ten-year periods (or fractional portion thereof).

     In addition to the standardized method of calculating performance required by the SEC, the Portfolios and the Master Funds may disseminate other performance data and may advertise total return calculated on a monthly basis.

     The Portfolios may compare their investment performance to appropriate market and mutual fund indices and investments for which reliable performance data is available. Such indices are generally unmanaged and are prepared by entities and organizations which track the performance of investment companies or investment advisors. Unmanaged indices often do not reflect deductions for administrative and management costs and expenses. The performance of the Portfolios may also be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. Any performance information, whether related to the Portfolios or to the Advisor, should be considered in light of a Portfolio's investment objectives and policies, characteristics and the quality of the portfolio and market conditions during the time period indicated and should not be considered to be representative of what may be achieved in the future.


                                 FINANCIAL STATEMENTS

     PricewaterhouseCoopers LLP, 2400 Eleven Penn Center, Philadelphia,
PA 19103, are the Fund's independent accountants. They audit the Fund's financial statements. The audited financial statements and financial highlights of the Portfolios for the fiscal year ended November 30, 1998, as set forth in the Fund's annual report to shareholders, including the report of PricewaterhouseCoopers LLP, and the unaudited financial information for the period ended May 31, 1999, as set forth in the semi-annual report to shareholders, are incorporated by reference into this SAI.

     The audited financial statements of the Master Funds for the Trust's fiscal year ended November 30, 1998, as set forth in the Trust's annual report to shareholders, including the report of PricewaterhouseCoopers LLP, and the unaudited financial information for the period ended May 31, 1999, as set forth in the semi-annual report to shareholders, are incorporated by reference into this SAI.

     The annual and semi-annual reports do not contain any data regarding the Tax-Managed U.S. Marketwide Value Portfolio XI or the Tax-Managed U.S. Marketwide Value Series X because they had not begun operations as of May 31, 1999. The annual reports do not contain any data regarding the Tax-Managed U.S. Marketwide Value Portfolio II or the Tax-Managed U.S. Marketwide Value Series because they had not commenced operations as of November 30, 1998. A shareholder may obtain a copy of the reports upon request and without charge, by contacting the Fund at the address or telephone number appearing on the cover of this SAI.

                U.S. LARGE COMPANY INSTITUTIONAL INDEX PORTFOLIO

                        DIMENSIONAL INVESTMENT GROUP INC.


          1299 OCEAN AVENUE, 11TH FLOOR, SANTA MONICA, CALIFORNIA 90401
                            TELEPHONE: (310) 395-8005

                       STATEMENT OF ADDITIONAL INFORMATION

                               SEPTEMBER 13, 1999

          This statement of additional information ("SAI") is not a prospectus but should be read in conjunction with the prospectus of U.S. Large Company Institutional Index Portfolio (the "Portfolio") of Dimensional Investment Group Inc. (the "Fund"), dated September 13, 1999, as amended from time to time. The audited financial statements and financial highlights of the Master Fund are incorporated by reference from the Trust's annual report to shareholders and the unaudited financial information for the period ended May 31, 1999 is incorporated by reference from the Trust's semi-annual report to shareholders. The prospectus and annual and semi-annual reports can be obtained by writing to the Fund at the above address or by calling the above telephone number.

                                TABLE OF CONTENTS

PORTFOLIO CHARACTERISTICS AND POLICIES......................................2
BROKERAGE COMMISSIONS.......................................................2
INVESTMENT LIMITATIONS......................................................3
FUTURES CONTRACTS...........................................................5
CASH MANAGEMENT PRACTICES...................................................5
DIRECTORS AND OFFICERS......................................................6
SERVICES TO THE FUND........................................................8
ADVISORY FEES...............................................................9
GENERAL INFORMATION.........................................................9
SHAREHOLDER RIGHTS..........................................................9
PRINCIPAL HOLDERS OF SECURITIES............................................10
PURCHASE OF SHARES.........................................................10
REDEMPTION OF SHARES.......................................................10
TAXATION OF THE PORTFOLIO..................................................11
CALCULATION OF PERFORMANCE DATA............................................12
FINANCIAL STATEMENTS.......................................................14

                     PORTFOLIO CHARACTERISTICS AND POLICIES

          The following information supplements the information set forth in the prospectus. Unless otherwise indicated, it applies to the U.S. Large Company Series (the "Master Fund") of The DFA Investment Trust Company (the "Trust") and the Portfolio through its investment in the Master Fund. Capitalized terms not otherwise defined in this SAI have the meaning assigned to them in the prospectus.

          Dimensional Fund Advisors Inc. (the "Advisor") serves as investment advisor to the Master Fund and provides administrative services to the Portfolio.

          The Portfolio and the Master Fund are diversified under the federal securities laws and regulations.

          Because the structure of the Master Fund is based on the relative market capitalizations of eligible holdings, it is possible that the Master Fund might include at least 5% of the outstanding voting securities of one or more issuers. In such circumstances, the Master Fund and the issuer would be deemed affiliated persons and certain requirements under the federal securities laws and regulations regulating dealings between mutual funds and their affiliates might become applicable. However, based on the present capitalizations of the groups of companies eligible for inclusion in the Master Fund and the anticipated amount of the Master Fund's assets intended to be invested in such securities, management does not anticipate that the Master Fund will include as much as 5% of the voting securities of any issuer.

                             BROKERAGE COMMISSIONS

          During the fiscal years ended November 30, 1998, 1997 and 1996, the Master Fund paid total brokerage commissions of $15,841, $40,689 and $72,262, respectively. The substantial increases or decreases in the amount of brokerage commissions paid by the Master Fund from year to year resulted from increases or decreases in the amount of securities that were bought and sold by the Master Fund.

          Portfolio transactions of the Master Fund will be placed with a view to receiving the best price and execution. In addition, the Advisor will seek to acquire and dispose of securities in a manner which would cause as little fluctuation in the market prices of stocks being purchased or sold as possible in light of the size of the transactions being effected. Brokers will be selected with these goals in view. The Advisor monitors the performance of brokers which effect transactions for the Master Fund to determine the effect that their trading has on the market prices of the securities in which it invests. The Advisor also checks the rate of commission being paid by the Master Fund to its brokers to ascertain that they are competitive with those charged by other brokers for similar services.

          Transactions also may be placed with brokers who provide the Advisor with investment research, such as reports concerning individual issuers, industries and general economic and financial trends and other research services. The Investment Management Agreement of the Master Fund permits the Advisor knowingly to pay commissions on these transactions which are greater than another broker, dealer or exchange member might charge if the Advisor, in good faith, determines that the commissions paid are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or the Advisor's overall responsibilities to the assets under management. During fiscal year 1998, the Master Fund did not pay any commissions for securities transactions to brokers which provided market price monitoring services, market studies and research services to the Master Fund. Research services furnished by brokers through whom securities transactions are effected may be used by the Advisor in servicing all of its accounts and not all such services may be used by the Advisor with respect to the Master Fund.

          The over-the-counter market companies eligible for purchase by the Master Fund are thinly traded securities. Therefore, the Advisor believes it needs maximum flexibility to effect over-the-counter trades on a best execution basis. To that end, the Advisor places buy and sell orders with market makers, third market brokers, Instinet and with dealers on an agency basis when the Advisor determines that the securities may not be available from other sources at a more favorable price. Third market brokers enable the Advisor to trade with other institutional holders directly on a net basis. This allows the Advisor sometimes to trade larger blocks than would be possible by going through a single market maker.

          The Advisor places buy and sell orders on Instinet when the Advisor determines that the securities may not be available from other sources at a more favorable price. Instinet is an electronic information and communication network whose subscribers include most market makers as well as many institutions. Instinet charges a commission for each trade executed on its system. On any given trade, the Master Fund, by trading through Instinet, would pay a spread to a dealer on the other side of the trade plus a commission to Instinet. However, placing a buy (or sell) order on Instinet communicates to many (potentially all) market makers and institutions at once. This can create a more complete picture of the market and thus increase the likelihood that the Master Fund can effect transactions at the best available prices.

          The Portfolio will not incur any brokerage or other costs in connection with its purchase or redemption of shares of the Master Fund, except if the Portfolio receives securities from the Master Fund to satisfy the Portfolio's redemption request.

                             INVESTMENT LIMITATIONS

          The Portfolio and Master Fund have adopted certain limitations which may not be changed without the approval of the holders of a majority of the outstanding voting securities of the Portfolio. A "majority" is defined as the lesser of: (1) at least 67% of the voting securities of the Portfolio or Master Fund (to be effected by the proposed change) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio or Master Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio or Master Fund.

         The Portfolio and Master Fund will not:

(1) invest in commodities or real estate, including limited partnership interests therein, although it may purchase and sell securities of companies which deal in real estate and securities which are secured by interests in real estate, and may purchase or sell financial futures contracts and options thereon;

(2) make loans of cash, except through the acquisition of repurchase agreements and obligations customarily purchased by institutional investors;

(3) as to 75% of its total assets, invest in the securities of any issuer (except obligations of the U.S. Government and its agencies and instrumentalities) if, as a result, more than 5% of the Portfolio's total assets, at market, would be invested in the securities of such issuer;

(4) borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 33% of its net assets, or pledge more than 33% of such assets to secure such loans;

(5)      engage in the business of underwriting securities issued by others;

(6) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry;

(7)      purchase securities on margin or sell short; or

(8) issue senior securities (as such term is defined in Section 18(f) of the Investment Company Act of 1940 ("1940 Act")), except to the extent permitted by the 1940 Act.

In addition to the above investment limitations, the Master Fund has adopted the following investment limitations, which may not be changed without shareholder approval, as discussed above, The Master Fund will not:

(9) purchase or retain securities of an issuer, if those officers and directors of the Trust or the Advisor owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

(10) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value, except as described in (9) above;

(11) invest more than 15% of the value of the Master Fund's total assets in illiquid securities, which include certain restricted securities, repurchase agreements with maturities of greater than seven days, and other illiquid investments;

(12) invest for the purpose of exercising control over management of any company;

(13) invest its assets in securities of any investment company, except in connection with a merger, acquisition of assets, consolidation or reorganization;

(14) invest more than 5% of its total assets in securities of companies which have (with predecessors) a record of less than three years' continuous operation;

(15) write or acquire options or interests in oil, gas or other mineral exploration, leases or development programs;

(16) purchase warrants, except that the Master Fund may acquire warrants as a result of corporate actions involving its holdings of equity securities; or

(17)     acquire more than 10% of the voting securities of any issuer.

          The investment limitations described in (3) and (6) above do not prohibit the Portfolio from investing all or substantially all of its assets in the shares of another registered open-end investment company, such as the Master Fund.

          The investment limitations described in (1) and (7) above do not prohibit the Portfolio or Master Fund from making margin deposits in connection with the purchase or sale of financial futures contracts and options thereon to the extent permitted under applicable regulations.

          Although (2) above prohibits cash loans, the Portfolio and Master Fund are authorized to lend portfolio securities. Inasmuch as the Portfolio will only hold shares of the Master Fund, the Portfolio does not intend to lend those shares.

          Pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"), the Master Fund may purchase certain unregistered (i.e. restricted) securities upon a determination that a liquid institutional market exists for the securities. If it is decided that a liquid market does exist, the securities will not be subject to the Master Fund's limitations on holdings of illiquid securities stated in (11) above. While maintaining oversight, the Board of Trustees of the Trust has delegated the day-to-day function of making liquidity determinations to the Advisor. For Rule 144A securities to be considered liquid, there must be at least two dealers making a market in such securities. After purchase, the Board of Trustees and the Advisor will continue to monitor the liquidity of Rule 144A securities.

          Subject to future regulatory guidance, for purposes of those investment limitations identified above that are based on total assets, "total assets" refers to the assets that the Portfolio or Master Fund owns, and does not include assets which the Portfolio or Master Fund does not own but over which it has effective control. For example, when applying a percentage investment limitation that is based on total assets, the Portfolio or Master

Fund will exclude from its total assets those assets which represent collateral received by the Portfolio or Master Fund for its securities lending transactions.

          Unless otherwise indicated, all limitations applicable to the Portfolio's and Master Fund's investments apply only at the time that a transaction is undertaken. Any subsequent change in the percentage of the Portfolio's or Master Fund's assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Portfolio's or Master Fund's total assets will not require the Portfolio or Master Fund to dispose of an investment until the Advisor determines that it is practicable to sell or close out the investment without undue market or tax consequences.


                                FUTURES CONTRACTS

          The Master Fund may enter into futures contracts and options on futures contracts for the purpose of remaining fully invested and to maintain liquidity to pay redemptions. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of defined securities at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. The Master Fund will be required to make a margin deposit in cash or government securities with a broker or custodian to initiate and maintain positions in futures contracts. Minimal initial margin requirements are established by the futures exchange, and brokers may establish margin requirements which are higher than the exchange requirements. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes, to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, reduction in the contract value may reduce the required margin resulting in a repayment of excess margin to the Master Fund. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Master Fund expects to earn income on its margin deposits. To the extent that the Master Fund invests in futures contracts and options thereon for other than bona fide hedging purposes, the Master Fund will not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits and premiums paid for open futures options would exceed 5% of the Master Fund's net assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. Pursuant to published positions of the Securities and Exchange Commission (the "SEC"), the Portfolio or Master Fund may be required to maintain segregated accounts consisting of liquid assets such as cash, U.S. government securities, or other high grade debt obligations (or, as permitted under applicable regulation, enter into offsetting positions) in connection with its futures contract transactions in order to cover its obligations with respect to such contracts.

          Positions in futures contracts may be closed out only on an exchange which provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Therefore, it might not be possible to close a futures position and, in the event of adverse price movements, the Master Fund would continue to be required to make variation margin deposits. In such circumstances, if the Master Fund has insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it might be disadvantageous to do so. Management intends to minimize the possibility that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.


                            CASH MANAGEMENT PRACTICES

          The Portfolio and Master Fund engage in cash management practices in order to earn income on uncommitted cash balances. Generally, cash is uncommitted pending investment in other obligations, payment of redemptions or in other circumstances where the Advisor believes liquidity is necessary or desirable. The Portfolio and Master Fund may invest cash in short-term repurchase agreements. In addition, the Master Fund may invest a portion of its assets, generally not more than 5% of its net assets, in short-term fixed income obligations, index futures contracts and options thereon.

          The Master Fund may invest in futures contracts and options on futures contracts. To the extent that the Master Fund or Portfolio invests in futures contracts and options thereon for other than bona fide hedging purposes, it will not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits and premiums paid for open futures options would exceed 5% of its net assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%.


                             DIRECTORS AND OFFICERS

          The Board of Directors of the Fund is responsible for establishing Fund policies and for overseeing the management of the Fund. Each of the Directors and officers of the Fund is also a Trustee and officer of the Trust. The Directors of the Fund, including all of the disinterested directors, have adopted written procedures to monitor potential conflicts of interest that might develop between the Portfolio and the Master Fund.

          The names, locations and dates of birth of the Directors and officers of the Fund and a brief statement of their present positions and principal occupations during the past five years are set forth below.

DIRECTORS

          David G. Booth*, (12/2/46), Director, President and Chairman-Chief Executive Officer, Santa Monica, CA. President, Chairman-Chief Executive Officer and Director, of the following companies: Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, DFA Investment Dimensions Group Inc. (registered investment company) and Dimensional Emerging Markets Value Fund Inc. (registered investment company). Trustee, President and Chairman-Chief Executive Officer of The DFA Investment Trust Company. Chairman and Director, Dimensional Fund Advisors Ltd. Director, SA Funds.

          George M. Constantinides, (9/22/47), Director, Chicago, IL. Leo Melamed Professor of Finance, Graduate School of Business, University of Chicago. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc. and Dimensional Emerging Markets Value Fund Inc.


          John P. Gould, (1/19/39), Director, Chicago, IL. Steven G. Rothmeier Distinguished Service Professor of Economics, Graduate School of Business, University of Chicago. Trustee, The DFA Investment Trust Company (registered investment company). Director, DFA Investment Dimensions Group Inc., Dimensional Emerging Markets Value Fund Inc. and Harbor Investment Advisors. Member of the Boards of Milwaukee Mutual Insurance Company and UNext.com. Principal and Executive Vice President, Lexecon Inc. (economics, law, strategy and finance consulting). Formerly, Trustee, First Prairie Funds (registered investment company).

          Roger G. Ibbotson, (5/27/43), Director, New Haven, CT. Professor in Practice of Finance, Yale School of Management. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc., Dimensional Emerging Markets Value Fund Inc., Hospital Fund, Inc. (investment management services) and BIRR Portfolio Analysis, Inc. (software products). Chairman, Ibbotson Associates, Inc., Chicago, IL (software, data, publishing and consulting).

          Merton H. Miller, (5/16/23), Director, Chicago, IL. Robert R. McCormick Distinguished Service Professor Emeritus, Graduate School of Business, University of Chicago. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc., Dimensional Emerging Markets Value Fund Inc. and Public Director, Chicago Mercantile Exchange.


          Myron S. Scholes, (7/1/41), Director, Menlo Park, CA. Frank E. Buck Professor Emeritus of Finance, Stanford University. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc., Dimensional Emerging Markets Value Fund Inc., Benham Capital Management Group of Investment companies and Smith Breeden Group of Investment companies. Consultant, Arbor Investors and Oak Hill Capital Management. Formerly, Limited Partner, Long-Term Capital Management L.P. (money manager).

          Rex A. Sinquefield#*, (9/7/44), Director, Chairman-Chief Investment Officer, Santa Monica, CA. Chairman-Chief Investment Officer and Director, Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, DFA Investment Dimensions Group Inc. and Dimensional Emerging Markets Value Fund Inc. Trustee, Chairman-Chief Investment Officer of The DFA Investment Trust Company. Chairman, Chief Executive Officer and Director, Dimensional Fund Advisors Ltd.

*Interested Director of the Fund.

OFFICERS

          Each of the officers listed below hold the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, DFA Investment Dimensions Group Inc., The DFA Investment Trust Company, Dimensional Fund Advisors Ltd., and Dimensional Emerging Markets Value Fund Inc.

          Arthur Barlow, (11/7/55), Vice President, Santa Monica, CA.

          Truman Clark, (4/18/41), Vice President, Santa Monica, CA. Consultant until October 1995 and Principal and Manager of Product Development, Wells Fargo Nikko Investment Advisors, San Francisco, CA from 1990-1994.

          James L. Davis, (11/29/56), Vice President, Santa Monica, CA. Vice President of all DFA entities, Kansas State University, Arthur Andersen & Co., Phillips Petroleum Co.

          Robert Deere, (10/8/57), Vice President, Santa Monica, CA.

          Irene R. Diamant, (7/16/50), Vice President and Secretary (Secretary for all entities other than Dimensional Fund Advisors Ltd.), Santa Monica, CA.

          Richard Eustice, (8/5/65), Vice President and Assistant Secretary, Santa Monica, CA.

          Eugene Fama, Jr., (1/21/61), Vice President, Santa Monica, CA.

          Kamyab Hashemi-Nejad, (1/22/61), Vice President, Controller and Assistant Treasurer, Santa Monica, CA.

          Judith A. Jonas, (11/27/55), Vice President, Santa Monica, CA. Vice President of all DFA entities. Vice President, Wells Fargo Bank, N.A. from 1989-1990; Vice President, Demko Baer & Associates, 1991.

          Stephen P. Manus, (12/26/50), Vice President, Santa Monica, CA. President, ANB Investment Management and Trust Company from 1993-1997.

          Karen McGinley, (3/10/66), Vice President, Santa Monica, CA.

          Catherine L. Newell, (5/7/64), Vice President and Assistant Secretary (Assistant Secretary for all entities other than Dimensional Fund Advisors Ltd.), Santa Monica, CA. Associate, Morrison & Foerster, LLP from 1989 to 1996.

          David Plecha, (10/26/61), Vice President, Santa Monica, CA.

          George Sands, (2/8/56), Vice President, Santa Monica, CA.

          Michael T. Scardina, (10/12/55), Vice President, Chief Financial Officer and Treasurer, Santa Monica, CA.

          Jeanne C. Sinquefield, Ph.D.#, (12/2/46), Executive Vice President, Santa Monica, CA.

          Scott Thornton, (3/1/63), Vice President, Santa Monica, CA.

          Weston Wellington, (3/1/51), Vice President, Santa Monica, CA.
Vice President, Director of Research, LPL Financial Services, Inc., Boston, MA from 1987 to 1994.

          # Rex A. Sinquefield and Jeanne C. Sinquefield are husband and wife.

          Directors and officers as a group own less than 1% of the Portfolio's outstanding stock.

          Set forth below is a table listing, for each director entitled to receive compensation, the compensation received from the Fund during the fiscal year ended November 30, 1998, and the total compensation received from all four registered investment companies for which the Advisor serves as investment advisor during that same fiscal year.

                                                      AGGREGATE                      TOTAL COMPENSATION FROM
                                                    COMPENSATION                              FUND
DIRECTOR                                              FROM FUND                         AND FUND COMPLEX*
--------                                      -------------------------            ----------------------
George M. Constantinides                               $5,000                                $30,000
John P. Gould                                          $5,000                                $30,000
Roger G. Ibbotson                                      $5,000                                $30,000
Merton H. Miller                                       $5,000                                $30,000
Myron S. Scholes                                       $5,000                                $30,000

*The term Fund Complex refers to all registered investment companies for which the Advisor performs advisory or administrative services and for which the individuals listed above serve as directors.


                              SERVICES TO THE FUND

ADMINISTRATIVE SERVICES

          The Fund has entered into an administration agreement with the Advisor on behalf of the Portfolio. Pursuant to the administration agreement, the Advisor will perform various services, including: supervision of the services provided by the Portfolio's custodian and dividend disbursing agent and others who provide services to the Fund for the benefit of the Portfolio; assisting the Fund in complying with the provisions of federal, state, local and foreign securities, tax and other laws applicable to the Portfolio; providing shareholders with information about the Portfolio and their investments as they or the Fund may request; assisting the Portfolio in conducting meetings of shareholders of record; furnishing information as the Board of Directors may require regarding the Master Fund; and any other administrative services for the benefit of the Portfolio as the Board of Directors may reasonably request. The Advisor also provides the Fund with office space and personnel. For its administrative services, the Portfolio pays the Advisor a monthly fee equal to one-twelfth of 0.025% of the average net assets of the Portfolio. The Advisor, in conjunction with other service providers to the Portfolio and Master Fund, has agreed to waive its fee under the administration agreement and, to the extent that such waiver is insufficient, to assume expenses of the Portfolio to the extent necessary to keep the cumulative annual expenses to not more than 0.10% of the average net assets of the Portfolio on an annualized basis. The Advisor retains the right in its sole discretion to modify or eliminate the waiver of a portion of its fees and assumption of expenses in the future.
The Advisor may recoup such amounts going forward for thirty-six months.



          PFPC Inc. ("PFPC"), 400 Bellevue Parkway, Wilmington, DE 19809, serves as the accounting services, dividend disbursing and transfer agent for the Portfolio and the Master Fund. The services provided by PFPC are subject to supervision by the executive officers and the Board of Directors of the Fund and include day-to-day keeping and maintenance of certain records, calculation of the offering price of the shares, preparation of reports, liaison with its custodian, and transfer and dividend disbursing agency services. For its services, the Portfolio pays PFPC a monthly fee of $2,600. PFPC has agreed to limit the monthly fee for their Portfolio from time to time.

CUSTODIAN

          PFPC Trust Company, 400 Bellevue Parkway, Wilmington, DE 19809, serves as a custodian for the Portfolio and the Master Fund. The custodian maintains a separate account or accounts for the Portfolio and the Master Fund; receives, holds and releases portfolio securities on account of the Portfolio and the Master Fund; makes receipts and disbursements of money on behalf of the Portfolio and the Master Fund; and collects and receives income and other payments and distributions on account of the Portfolio's and Master Fund's portfolio securities.

DISTRIBUTOR

                  The Fund acts as distributor of the Portfolio's shares. It has, however, entered into an agreement with DFA Securities Inc., a wholly owned subsidiary of DFA, pursuant to which DFA Securities Inc. is responsible for supervising the sale of the Portfolio's shares. No compensation is paid by the Fund to DFA Securities Inc. under this agreement.

LEGAL COUNSEL

          Stradley, Ronon, Stevens & Young, LLP serves as legal counsel to the Fund. Its address is 2600 One Commerce Square, Philadelphia, PA 19103-7098.


                                  ADVISORY FEES

          David G. Booth and Rex A. Sinquefield, as directors and officers of the Advisor and shareholders of the Advisor's outstanding stock, may be deemed controlling persons of the Advisor. For the services it provides as investment advisor to the Master Fund, the Advisor is paid a monthly fee calculated as a percentage of average net assets of the Master Fund. For the fiscal years ended November 30, 1996, 1997 and 1998, the Master Fund paid advisory fees of $62,000, $160,000 and $293,000, respectively. The Master Fund has more than one investor; this dollar amount represents the total dollar amount of advisory fees paid by the Master Fund to the Advisor.


                               GENERAL INFORMATION

          The Fund was incorporated under Maryland law on March 19, 1990. The Fund was known as DFA U.S. Large Cap Inc. from February, 1992, until it amended its Articles of Incorporation in April, 1993, to change to its present name. Prior to a February, 1992, amendment to the Articles of Incorporation, it was known as DFA U.S. Large Cap Portfolio Inc. The DFA Investment Trust Company was organized as a Delaware business trust on October 27, 1992. The Trust offers shares of its series only to institutional investors in private offerings.


                               SHAREHOLDER RIGHTS

          The shares of the Portfolio, when issued and paid for in accordance with the Portfolio's prospectus, will be fully paid and non-assessable shares, with equal, non-cumulative voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature. With respect to matters which require shareholder approval, shareholders are entitled to vote only with respect to matters which affect the interest of the class of shares (Portfolio) which they hold, except as otherwise required by applicable law. If liquidation of the Fund should occur, shareholders would be entitled to receive on a per class basis the assets of the particular Portfolio whose shares they own, as well as a proportionate share of Fund assets not attributable to any particular portfolio. Ordinarily, the Fund does not intend to hold annual meetings of shareholders, except as required by the 1940 Act or other applicable law. The Fund's by-laws provide that special meetings of shareholders shall be called at the written request of at least 10% of the votes entitled to be cast at such meeting. Such meeting may be called to consider any matter, including the removal of one or more directors. Shareholders will receive shareholder communications with respect to such matters as required by the 1940 Act, including semi-annual and annual financial statements of the Fund, the latter being audited.

          Whenever the Portfolio, as an investor in the Master Fund, is asked to vote on a shareholder proposal, the Fund will solicit voting instructions from the Portfolio's shareholders with respect to the proposal. The Directors of the Fund will then vote the Portfolio's shares in the Master Fund in accordance with the voting instructions received from the Portfolio's shareholders. The Directors of the Fund will vote shares of the Portfolio for which they receive no voting instructions in accordance with their best judgment.

          Shareholder inquiries may be made by writing or calling the Fund at the address or telephone number appearing on the cover of this prospectus. Only those individuals whose signatures are on file for the account in question may receive specific account information or make changes in the account registration.

                         PRINCIPAL HOLDERS OF SECURITIES

          As of August 31, 1999, no persons beneficially owned 5% or more of the outstanding stock of the Portfolio because it had not yet begun operations.




                               PURCHASE OF SHARES

          The following information supplements the information set forth in the prospectus under the caption "PURCHASE OF SHARES."


          The Fund will accept purchase and redemption orders on each day that the New York Stock Exchange (the "NYSE") is open for business, regardless of whether the Federal Reserve System is closed. However, no purchases by wire may be made on any day that the Federal Reserve System is closed. The Fund will generally be closed on days that the NYSE is closed. The NYSE is scheduled to be open Monday through Friday throughout the year except for days closed to recognize New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day (12/24/99). The Federal Reserve System is closed on the same days as the NYSE, except that it is open on Good Friday and closed on Columbus Day and Veterans' Day. Orders for redemptions and purchases will not be processed if the Fund is closed.

          The Fund reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolio or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund or the Portfolio. Securities accepted in exchange for shares of the Portfolio will be acquired for investment purposes and will be considered for sale under the same circumstances as other securities in the Portfolio.


                              REDEMPTION OF SHARES

          The following information supplements the information set forth in the prospectus under the caption "REDEMPTION OF SHARES."

          The Fund may suspend redemption privileges or postpone the date of payment: (1) during any period when the NYSE is closed, or trading on the NYSE is restricted as determined by the U.S. Securities and Exchange Commission ("SEC"), (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (3) for such other periods as the SEC may permit.

          Shareholders may transfer shares of the Portfolio to another person by making a written request therefore to the Advisor who will transmit the request to the Fund's Transfer Agent. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners. The signature on the letter of request must be guaranteed in the same manner as described in the prospectus under "REDEMPTION OF SHARES." As with redemptions, the written request must be received in good order before any transfer can be made.


                            TAXATION OF THE PORTFOLIO

          The following is a summary of some of the federal income tax consequences of investing in the Portfolio. Unless your investment in the Portfolio is through a retirement plan, you should consider the tax implications of investing, and consult your own tax adviser.

DISTRIBUTION OF NET INCOME

          The Portfolio receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Portfolio, constitutes its net investment income from which dividends may be paid to its shareholders. Any distributions by the Portfolio from such income will be taxable to a shareholder as ordinary income, whether they are received in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAINS

          The Portfolio may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to shareholders as ordinary income. Distributions paid from long-term capital gains realized by the Portfolio will be taxable to shareholders as long-term capital gain, regardless of how long the shares of the Portfolio have been held. Any net short-term or long-term capital gains realized by the Portfolio (net of any capital loss carryovers) generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Portfolio.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY

          The Portfolio intends to qualify each year as a regulated investment company by satisfying certain distribution and asset diversification requirements under the Internal Revenue Code. As a regulated investment company, the Portfolio generally pays no federal income tax on the income and gains it distributes to its shareholders. The Board reserves the right not to maintain the qualification of the Portfolio as a regulated investment company, if it determines such course of action to be beneficial to shareholders. In such case, the Portfolio will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to shareholders will be taxed as ordinary dividend income to the extent of the Portfolio's available earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENT

          The Internal Revenue Code requires the Portfolio to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the twelve month period ending October 31 (in addition to undistributed amounts from the prior year) to you by December 31 of each year in order to avoid federal excise taxes. The Portfolio intends to declare and pay sufficient dividends in December (or January that are treated by you as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

REDEMPTION OF PORTFOLIO SHARES

          Redemptions and exchanges of Portfolio shares are taxable transactions for federal and state income tax purposes that cause a shareholder to recognize a gain or loss. If a shareholder holds his shares as a capital asset, the gain or loss that he realizes will be capital gain or loss. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to the shareholder by the Portfolio on those shares.

          All or a portion of any loss that a shareholder realizes upon the redemption of a Portfolio's shares will be disallowed to the extent that the shareholder purchases other shares in the Portfolio (through reinvestment of dividends or otherwise) within 30 days before or after the share redemption. Any loss disallowed under these rules will be added to the shareholder's tax basis in the new shares purchased by the shareholder.

U.S. GOVERNMENT OBLIGATIONS

          Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a Portfolio or Master Fund. Investments in GNMA/FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

COMPLEX SECURITIES



          The Portfolio or Master Fund may invest in derivatives such as futures contracts and options thereon and such investments may be subject to special and complicated tax rules. These rules could affect whether gains or losses recognized by the Portfolio or Master Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Portfolio or Master Fund, defer the Portfolio's or the Master Fund's ability to recognize losses, and, in limited cases, subject the Portfolio or Master Fund to U.S. federal income tax on income from certain of its foreign investments. In turn, these rules may affect the amount, timing or character of the income distributed to a shareholder by the Portfolio or Master Fund.


OTHER SPECIAL RULES APPLICABLE TO FEEDER PORTFOLIOS WHICH INVEST IN MASTER FUNDS

          The Portfolio may be subject to certain special rules since the Master Fund in which the Portfolio invests is taxable as a registered investment company ("RIC"). For example, the Portfolio will not be permitted to passthrough foreign withholding taxes paid by the Master Fund to the Portfolio's shareholders. These special rules may affect the amount, timing or character of the income distributed to shareholders of the Portfolio.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS

          The Portfolio will inform shareholders of the amount and character of distributions at the time they are paid, and will advise shareholders of the tax status for federal income tax purposes of such distributions shortly after the close of each calendar year. Shareholders who have not held shares of the Portfolio a full year may have designated and distributed to them as ordinary income or capital gain a percentage of income that is not equal to the actual amount of such income earned during the period of their investment in the Portfolio.


                         CALCULATION OF PERFORMANCE DATA

          The Portfolio and the Master Fund may disseminate reports of their investment performance from time to time. Investment performance is calculated on a total return basis, that is by including all net investment income and any realized and unrealized net capital gains or losses during the period for which investment performance is reported. If dividends or capital gains distributions have been paid during the relevant period, the calculation of investment performance will include such dividends and capital gains distributions as though reinvested in shares of the Portfolio or Master Fund. Standard quotations of total return are computed in accordance with SEC Guidelines and are presented whenever any non-standard quotations are disseminated. Non-standardized total return quotations may differ from the SEC Guideline computations by covering different time periods. In all cases, disclosures are made when performance quotations differ from the SEC Guidelines. Performance data is based on historical earnings and is not intended to indicate future performance. Rates of return expressed on an annual basis will usually not equal the sum of returns expressed for consecutive interim periods due to the compounding of the interim yields.



          For purposes of calculating the performance of the Portfolio, the performance of the Master Fund will be utilized for the period prior to when the Portfolio commenced operations, and, if applicable, restated to reflect the Portfolio's fees and expenses. Quotations of the annualized percentage total returns of the Master Fund for the one-, five-, and ten-year periods ended December 31, 1998 (as applicable) are set forth in the prospectus. Such quotations use the standardized method of calculation required by the SEC. The Trust's annual and semi-annual reports to shareholders of the Master Fund for the fiscal year ended November 30, 1998 and the period ended May 31, 1999, contain additional performance information. A copy of the annual and semi-annual reports are available upon request and without charge.

          As the following formula indicates, the Portfolio and Master Fund each determines its average annual total return by finding the average annual compounded rates of return over the stated time period that would equate a hypothetical initial purchase order of $1,000 to its redeemable value (including capital appreciation/depreciation and dividends and distributions paid and reinvested less any fees charged to a shareholder account) at the end of the stated time period. The calculation assumes that all dividends and distributions are reinvested at the public offering price on the reinvestment dates during the period. The calculation also assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. According to the SEC's formula:

        n
P(1 + T)  = ERV

where:

         P   = a hypothetical initial payment of $1,000

         T   = average annual total return

         n   = number of years

          ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- and ten-year periods at the end of the one-, five- and ten-year periods (or fractional portion thereof).

          In addition to the standardized method of calculating performance required by the SEC, the Portfolio and Master Fund may disseminate other performance data and may advertise total return calculated on a monthly basis.

          The Portfolio may compare its investment performance to appropriate market and mutual fund indices and investments for which reliable performance data is available. Such indices are generally unmanaged and are prepared by entities and organizations which track the performance of investment companies or investment advisors. Unmanaged indices often do not reflect deductions for administrative and management costs and expenses. The performance of the Portfolio may also be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. Any performance information, whether related to the Portfolio or to the Advisor, should be considered in light of the Portfolio's investment objectives and policies, characteristics and the quality of the portfolio and market conditions during the time period indicated and should not be considered to be representative of what may be achieved in the future.

                              FINANCIAL STATEMENTS

          PricewaterhouseCoopers LLP, 2400 Eleven Penn Center, Philadelphia, PA 19103, are the Fund's and the Trust's independent accountants.

          The audited financial statements of the Master Fund for the Trust's fiscal year ended November 30, 1998, as set forth in the Trust's annual report to shareholders, including the report of PricewaterhouseCoopers LLP, and the unaudited financial information for the period ended May 31, 1999, as set forth in the semi-annual report to shareholders, are incorporated by reference into this SAI.

          A shareholder may obtain a copy of the reports upon request and without charge, by contacting the Fund at the address or telephone number appearing on the cover of this SAI.



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